UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Delek US Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Delek US Holdings, Inc. (the “Company”) will be held on May 5, 2020 at 1:00 p.m., central daylight savings time, for the following purposes:

(1)	To elect the seven nominees named in the Proxy Statement as directors of the Company to serve until the 2021 Annual Meeting or until their respective successors are appointed, elected and qualified;
(2)	To adopt the advisory resolution approving the Company's executive compensation program for our named executive officers as described in the Proxy Statement;
(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year;
(4)	To approve an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder; and
(5)	To transact any other business properly brought before the Annual Meeting.

This year, the Annual Meeting is planned to be completely virtual. We are excited to embrace virtual annual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the novel conronavirus (COVID-19) pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time. You may virtually attend the meeting, submit questions, and vote your shares by visiting www.virtualshareholdermeeting.com/DK2020 as described in the accompanying Proxy Statement.

Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials, which are available to stockholders online at www.proxyvote.com. You may request to receive a paper copy of the proxy materials and/or 2019 Annual Report free of charge by one of the following methods: (1) send an email containing the 16 digit control number included on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received to sendmaterial@proxyvote.com; (2) call 1 (800) 579-1639; (3) request a copy online at www.proxyvote.com or (4) write to me at the Company's corporate headquarters located at 7102 Commerce Way, Brentwood, Tennessee 37027. If you have any questions, please contact D.F. King & Co., Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders in the U.S. and Canada may call toll-free at (877) 283-0325. Banks and brokers may call collect at +1 (212) 269-5550.

Only stockholders of record at the close of business on March 11, 2020, are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.

If you were a stockholder at the close of business on March 11, 2020, it is important that you vote your shares as soon as possible using one of the methods set forth in the Company's Proxy Statement, which include by telephone at 1 (800) 690-6903, online at www.proxyvote.com or, if you received a paper copy of the proxy materials including a proxy card, by signing and returning your proxy card. Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.

By Order of the Board of Directors,

Regina Jones	Tuesday, May 5, 2020
Executive Vice President, General Counsel and Corporate Secretary	1:00 p.m., central daylight savings time
Delek US Holdings, Inc.
March 26, 2020	Online at
www.virtualshareholdermeeting.com/DK2020

ADDITIONAL INFORMATION
For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed proxy card, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Stockholders Call Toll Free: (877) 283-0325
Banks and Brokers Call: (212) 269-5550
Email: DK@dfking.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD
ON MAY 5, 2020

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide the Company’s proxy materials over the Internet. Accordingly, we sent this Notice of Internet Availability (this “Notice”) to our stockholders on or about March 26, 2020 for the Annual Meeting currently scheduled to be held virtually on May 5, 2020 at 1:00 p.m., central daylight savings time. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage all stockholders to access and review all proxy materials before voting.

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2019 Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and form of proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/financial-information/sec-filings. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/financial-information/sec-filings or through requests to our proxy solicitor, D.F. King & Co., Inc. (“D.F. King”) by calling (877) 283-0325 (toll-free in North America) or by emailing DK@dfking.com. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our Annual Report on Form 10-K for our fiscal year ended December 31, 2019. Any request for such materials should be delivered to D.F. King before April 20, 2020 to facilitate timely delivery.

For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access the form of proxy please contact D.F. King requesting such information.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2 TO ADOPT THE ADVISORY RESOLUTION APPROVING THE COMPANY'S EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT, “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2020 FISCAL YEAR; AND “FOR” PROPOSAL 4 TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER USING THE ENCLOSED PROXY CARD.

Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock or in obtaining any of the above materials, please contact D.F. King through one of the channels listed above. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT
SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2019 Annual Report on Form 10-K.

2020 Meeting Information

This Proxy Statement is first being furnished to stockholders on March 26, 2020 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

RECORD DATE	March 11, 2020
MEETING DATE	May 5, 2020
MEETING TIME	1:00 p.m. central daylight savings time
MEETING LOCATION	Online at www.virtualshareholdermeeting.com/DK2020

Matters to Be Voted Upon

PROPOSALS	BOARD RECOMMENDATIONS	PAGE REFERENCES
PROPOSAL 1. ELECTION OF DIRECTORS	FOR each nominee	14
PROPOSAL 2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	FOR	40
PROPOSAL 3. RATIFY THE APPOINTMENT OF AUDITORS	FOR	48
PROPOSAL 4. AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN	FOR	49

Stockholders will also transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

How to Vote

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at www.proxyvote.com through May 4, 2020	PHONE By telephone at 1 (800) 690-6903 through May 4, 2020	MAIL By signing and returning your proxy or voting instruction card before May 5, 2020	VIRTUALLY By virtually attending the Annual Meeting at www.virtualshareholdermeeting.com/DK2020 using your 16-digit control number and voting your shares online on May 5, 2020

DELEK US HOLDINGS, INC.	1

This Proxy Statement and our 2019 Annual Report are also available at www.proxyvote.com

QUESTIONS AND ANSWERS

Why have I received the Notice? How do I request a paper copy of the proxy materials and 2019 Annual Report?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide its proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availability (the “Notice”) to our stockholders (first mailed to stockholders on or about March 26, 2020). All stockholders may access the proxy materials on the website referred to in the Notice: https://materials.proxyvote.com/24665A. Stockholders may also request a paper copy of the proxy materials and our 2019 Annual Report free of charge by sending an email containing the 16 digit control number included on the Notice to sendmaterial@proxyvote.com, calling 1 (800) 579‑1639, requesting a copy online at www.proxyvote.com or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Instructions on how to access the proxy materials online or request a paper copy of the proxy materials may also be found in the Notice. In addition, stockholders may request paper copies of proxy materials or to receive proxy materials by email on an ongoing basis. We encourage stockholders to access the proxy materials online to help reduce the costs we incur in printing and mailing paper copies of the proxy materials and our 2019 Annual Report and any environmental impact of such printing.

How does the Board recommend that I vote?
The Board recommends that you vote: (1) “FOR” each of the nominees to the Board; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “FOR” the ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for the 2020 fiscal year; and (4) "FOR" the amendment to our 2016 Long-Term Incentive Plan.

Who is entitled to vote?
Holders of record of our common stock, $0.01 par value (“Common Stock”), at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 75,514,393 shares of Common Stock were issued and outstanding, which does not include 17,575,527 non-voting treasury shares held by us. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting using your 16-digit control number, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. (Eastern Time) on May 4, 2020 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.

How do I vote?
If you were a stockholder of record at the close of business on March 11, 2020, you can vote your shares by any one of the following methods:

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at www.proxyvote.com through May 4, 2020	PHONE By telephone at 1 (800) 690-6903 through May 4, 2020	MAIL By signing and returning your proxy or voting instruction card before May 5, 2020	VIRTUALLY By virtually attending the Annual Meeting at www.virtualshareholdermeeting.com/DK2020 using your 16-digit control number and voting your shares online on May 5, 2020

Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting only if you obtained a 16-digit control number from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

DELEK US HOLDINGS, INC.	2

How do I vote my shares if they are held in street name?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AmStock”), you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.

How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Ezra Uzi Yemin, our Board Chair, President and Chief Executive Officer, and Frederec C. Green, our Executive Vice President and Chief Operating Officer, to vote your shares on such matters at their discretion.

Can I revoke or change my vote?
Yes. You may revoke or change your proxy, including a proxy submitted via internet or telephone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before 11:59 p.m. (Eastern Time) on May 4, 2020; (b) submitting a later-dated but still timely proxy card by mail on or before 11:59 p.m. (Eastern Time) on May 4, 2020; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

What if I submit my proxy but I do not specify how I want my shares voted?
If you submit a proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares FOR each of the four proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

What does it mean if I get more than one proxy card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that all of your shares are voted.

Who is soliciting my vote?
Your vote is being solicited by our Board. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. We have retained D.F. King to assist us solicit proxies in connection with the Annual Meeting. Under our agreement with D.F. King, D.F. King will receive approximately $15,000 plus reimbursement of reasonable out-of-pocket expenses. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

Who will count the vote?
Representatives of our tabulator, Broadridge Financial Solutions, Inc., will count the votes and act as the inspector of the elections.

What is a “quorum”?
A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What are the voting requirements to approve each proposal?
Directors are elected by a plurality of votes cast by holders of shares entitled to vote. This means that the director nominees with the most votes for the positions available are elected. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and the proposal to approve the amendment of our 2016 Long-Term Incentive Plan, a majority of the votes cast at the Annual Meeting must vote in favor of each proposal.

DELEK US HOLDINGS, INC.	3

What is the effect of abstentions, withheld votes and broker non-votes?
Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. They will not be counted as votes cast and will have no effect on the outcome of the vote. A “withhold” vote will have no effect on the outcome of the election of directors.

“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under New York Stock Exchange ("NYSE") rules, NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, who are the beneficial owners of the shares, are not permitted to vote on non-discretionary items. Broker non-votes will be counted for the purpose of determining whether a quorum is present but will have no effect on the voting results of non-discretionary items.

•
Non-Discretionary Items. The election of directors and the approval of the advisory resolution approving the executive compensation program for our named executive officers are considered non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

•
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?
Yes. If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report, Form 10-K, Notice of Annual Meeting to Stockholders, Notice of Internet Availability of Proxy Materials or Proxy Statement unless we have received contrary instructions from one or more of the stockholders at your address. We will promptly deliver a separate copy to any stockholder upon written or oral request to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, (615) 771-6701 or by sending an e‑mail to Investor.Relations@delekus.com. If you share an address with another stockholder and (i) would like to receive multiple copies of these documents in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household, in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Who should I call if I have questions or need assistance voting my shares?
If you have any questions or need assistance in voting your shares, please call our proxy solicitor, D.F. King, toll free at (877) 283-0325.

Why is the Annual Meeting being held in virtual-only format this year?
The Annual Meeting is planned to be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast at www.virtualshareholdermeeting.com/DK2020. We are excited to embrace virtual annual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the coronavirus (COVID-19) pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time.

How can I participate in the Annual Meeting?
You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2020. To virtually attend the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m., central daylight savings time. Online check-in will begin at 12:45 p.m., central daylight savings time, and you should allow ample time for the online check-in procedures.

DELEK US HOLDINGS, INC.	4

May stockholders ask questions at the Annual Meeting?
Yes. Stockholders will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2020. To submit questions, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. Detailed guidelines for submitting questions during the meeting are available on the Investor Relations page of our website at www.delekus.com.

What if I have technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Is it possible that the meeting format will be changed so that it is no longer virtual only?
We believe a virtual-only format provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the novel coronavirus (COVID-19) pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time. However, if it becomes necessary or advisable to change the format of the meeting as circumstances evolve, we will notify stockholders as soon as practicable.

Do shareholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
No, shareholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

How can I obtain additional information about the Company?
Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2019, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

DELEK US HOLDINGS, INC.	5

CORPORATE GOVERNANCE

Composition of the Board

At the date of this Proxy Statement, the Board consists of six non-employee directors (William J. Finnerty; Richard J. Marcogliese; Gary M. Sullivan, Jr.; Vicky Sutil; David Wiessman; and Shlomo Zohar) and one employee director (Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board). Each of these individuals currently serves as a director of the Company and has been nominated for election at the Annual Meeting to serve for a one-year term expiring at our 2021 Annual Meeting of Stockholders or when his or her successor is duly appointed, elected and qualified.

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee (the “Governance Committee”) and the Environmental Health & Safety Committee (the “EHS Committee”). The role of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page six. The following table shows the composition of our standing committees:
Board Leadership

The Board is led by the Board’s Chair and Chief Executive Officer, Mr. Yemin. In accordance with our Bylaws and Corporate Governance Guidelines (“Governance Guidelines”), the Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. The Board considers Mr. Yemin’s ability to effectively identify strategic priorities and lead the discussion and execution of strategy, combined with his ability to facilitate the information flow between management and the Board and its committees, to be effective tools in ensuring effective governance of the Company's affairs. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the roles of both Chief Executive Officer and Chair of the Board is in the best interest of the Company and its stockholders at this time. The Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.

Because the Chair of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. Mr. Zohar has served as the Board's Lead Independent Director since February 2020. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. The Lead Independent Director will chair all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, call additional meetings of the independent directors as deemed appropriate, and perform such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Board Chair and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Chair regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Board Chair regarding information submitted by our management that is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.

DELEK US HOLDINGS, INC.	6

Director Independence

At the date of this Proxy Statement and at all times during 2019, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Sullivan and Zohar and Ms. Sutil are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for outside directors under the rules and regulations of Section 162(m) of the Internal Revenue Code of 1986, as amended, and for non-employee directors under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including but not limited to familial, commercial, industrial, banking, consulting, legal, accounting, charitable and other relationships.

Board Meetings

Board Meetings. The Board held 19 meetings during 2019 and each director attended at least 75% of the aggregate of all meetings of the Board and committees on which he or she served during the year. We have not adopted a policy with regard to Board member attendance at annual meetings of our stockholders; however, all directors serving at the time of our annual meeting of stockholders on April 30, 2019, in Dallas, Texas, attended the annual meeting.

Executive Sessions. Our directors met in executive sessions without management present during each regular quarterly meeting of the Board in 2019. Our independent directors also met in executive sessions without management or Mr. Yemin present during each quarterly meeting of the Board in 2019. Our Lead Independent Director, who was Mr. Finnerty in 2019 but is now Mr. Zohar, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of both the Board and independent directors as necessary or desirable in 2020, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors in the future.

Committees of the Board of Directors

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the EHS Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. Each of the Board’s standing committees has a written charter that may be found in the Corporate Governance section of our website at www.delekus.com. In addition, paper copies of the charters are available free of charge to all stockholders by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. At all times during 2019, all of the members of each of the Company's standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. All of the members of the Compensation Committee were outside directors as defined by the rules and regulations of the IRS. The Governance Committee reviews regularly the membership on each of the Board's four standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.

Audit Committee
On January 1, 2019, the Audit Committee was comprised of Messrs. Sullivan (chair), Jordá and Zohar. Following Mr. Jordá’s departure from the Board in August 2019, the Board appointed Ms. Sutil to the Audit Committee and, in February 2020, appointed Mr. Marcogliese to the Audit Committee. The Board has determined that (i) Messrs. Sullivan, Marcogliese and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Mr. Sullivan is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met eleven times during 2019, either in person or by telephone. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer and other members of our management. Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:

•	The quality and integrity of our financial statements,

•	The disclosure and financial reporting process carried out by management and the systems of internal accounting and financial controls developed and carried out by management;

•	The independent audit of our financial statements;

DELEK US HOLDINGS, INC.	7

•	The independent registered public accounting firm’s qualifications, independence, performance and compensation;

•	The internal audit function;

•
Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”); and

•	The general administration of our related party transactions policy.

Compensation Committee
On January 1, 2019, the Compensation Committee was comprised of Messrs. Jordá (chair), Finnerty and Zohar. Following Mr. Jordá’s departure from the Board in August 2019, the Board appointed Mr. Sullivan to the Compensation Committee and appointed Mr. Zohar as Chair of the Compensation Committee. Subsequently, effective February 2020, the Board appointed Mr. Finnerty as the Chair of the Compensation Committee and appointed Mr. Marcogliese to the Compensation Committee. The Board has determined that Messrs. Finnerty, Marcogliese, Sullivan and Zohar each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee met eight times in 2019, either in person or by telephone. Under its charter, the Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company. Among other responsibilities, the Compensation Committee is responsible for:

•	Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements;

•	Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;

•	Overseeing equity awards issued under our long-term incentive plans; and

•	Periodically evaluating our compensation and benefits programs generally, including risks relating thereto.

Governance Committee
During 2019, the Governance Committee was comprised of Messrs. Zohar (chair), Finnerty and Sullivan and Ms. Sutil, each of whom qualified as independent under applicable SEC rules and regulations and the rules of the NYSE. In February 2020, Ms. Sutil was appointed the Chair of the Governance Committee, and Mr. Zohar rotated off the committee. The Governance Committee met five times in 2019, either in person or by phone. Among other responsibilities, the Governance Committee is responsible for:

•
Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;

•	Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;

•	Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;

•
Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Governance Committee or the Board deems necessary or desirable; and

•	Leading the Board and each of its committees in an annual assessment of their performance.

EHS Committee
During 2019, the EHS Committee was comprised of Mr. Finnerty (chair) and Ms. Sutil. In February 2020, Mr. Marcogliese was appointed to the EHS Committee by the Board and designated its Chair. The EHS Committee met four times in 2019, either in person or by phone. Among other responsibilities, the EHS Committee is responsible for:

•	Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;

•	Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company; and

•	Evaluating risks relating to such policies, programs, procedures and initiatives.

Shareholder Engagement

The Company is committed to active shareholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and clearly

DELEK US HOLDINGS, INC.	8

articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.

Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our shareholders.

Risk Oversight

The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees. The Board's role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cyber security, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cyber security risks. The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

DELEK US HOLDINGS, INC.	9

Board Oversight of Cyber Risk

Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Operating Officer having overall responsibility for operational and information cyber security. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks.

At each regular meeting of the Board and the Audit Committee, cybersecurity risks and Company programs are discussed with the Chief Information Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.

Board Oversight of Sustainability

The Company is committed to “doing the right thing” by operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this through strong markets and industry downturns. In our history, we have never conducted layoffs due to a market shift. Our employees are our greatest asset, and we are committed to supporting them and the local economies of their communities. In 2019, we produced our first Corporate Social Responsibility Report, which is available on the investor relations page of our website at www.delekus.com.

The Board, and the EHS Committee in particular, provide oversight and guidance on sustainability and ESG matters in connection with our projects and operations. For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts. With the Board’s oversight, we have:
We believe these activities support our business and are integral to achieving the goals we have for the Company.

Nomination of Directors

In accordance with our Governance Guidelines and the charter of the Governance Committee, the Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual's independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Governance Committee considers the individual's contribution to the Board's overall diversity in the foregoing factors, the degree to which the individual's qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.

While we do not have a specific policy regarding diversity of our Board members and nominees, we recognize the importance of diversity of viewpoints, industry and professional experiences, ethnicity, age, race, backgrounds, education, skill sets and gender. Among other criteria, the Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer diverse viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.

DELEK US HOLDINGS, INC.	10

The Governance Committee annually and periodically assesses whether the Board and its Committees possess the right diversity of skills and backgrounds for the current issues we face. Annually, the Governance Committee will assess this in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Governance Committee will also consider nominees for directors recommended by our stockholders and will evaluate each such nominee using the same criteria used to evaluate director candidates identified by the Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended nominee, a description of the proposed nominee's qualifications and other relevant biographical information.

Compensation Committee Interlocks and Insider Participation

Each of Messrs. Finnerty, Jordá, Sullivan and Zohar served on the Compensation Committee during the 2019 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2019. None of our executive officers currently serves (and did not serve during the 2019 fiscal year) as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

Governance Guidelines and Code of Business Conduct & Ethics

Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board's guidelines on, among other things:

•	The qualifications, independence and responsibilities of directors;

•	The process for selection of director candidates and qualifications thereof;

•	Board leadership and Board meetings;

•	Annual evaluation of the performance of the Board and its committees;

•	Director compensation and orientation; and

•	The functions of the Board and its committees and the expectations we have for directors.

We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. We will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.

The full texts of our Governance Guidelines and Code of Business Conduct and Ethics are available on our website at www.delekus.com. In addition, paper copies of our Governance Guidelines are available to all stockholders free of charge by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207.

Communications with the Board of Directors

Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director or to all members of the Board.

DELEK US HOLDINGS, INC.	11

DIRECTOR COMPENSATION

Non-Employee Director Compensation Process

The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly-qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Compensation Committee from time to time. The Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Compensation Committee members' common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.

Non-Employee Director Compensation for 2019

For 2019, the Compensation Committee and the Board reviewed data and analysis provided by its former independent compensation consultant, Aon Hewitt, in conjunction with other factors and the objectives discussed above, and determined to maintain the level of compensation to non-employee directors for 2019 the same as 2018. The following table shows our non-employee director compensation for 2019, the cash portions of which were paid ratably each quarter:

2019 NON-EMPLOYEE DIRECTOR COMPENSATION
ANNUAL BASE RETAINER FEE	$90,000
ANNUAL COMMITTEE RETAINERS:	Chair	Member
- AUDIT COMMITTEE	$15,000	$7,000
- COMPENSATION COMMITTEE	$15,000	$7,000
- GOVERNANCE COMMITTEE	$10,000	$5,500
- EHS COMMITTEE	$10,000	$5,500
ANNUAL EQUITY AWARD*	$125,000
LEAD INDEPENDENT DIRECTOR FEE	$15,000
* The annual equity award to non-employee directors is a restricted stock unit ("RSU") award that vests over one year. The number of RSUs is based on the closing price of the Company's Common Stock on the date of grant.

DELEK US HOLDINGS, INC.	12

The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2019.

2019 Director Compensation
Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William J. Finnerty	$127,500	$124,977	—	—	—	$252,477
Richard J. Marcogliese (4)	—	—	—	—	—	—
Gary M. Sullivan, Jr.	$112,250	$124,977	—	—	—	$237,227
Vicky Sutil	$84,750	$124,977	—	—	—	$209,727
David Wiessman	$90,000	$124,977	—	—	—	$214,977
Shlomo Zohar	$116,000	$124,977	—	—	—	$240,977
Carlos E. Jordá (5)	$74,906	$124,977	—	$4,347	—	$204,230

(1)	As the only employee director, Mr. Yemin did not receive any compensation in 2019 for his service as a director.
(2)
This column reports the amount of cash compensation earned in 2019 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on committees or as chair of committees during 2019.

(3)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 3,490 RSUs granted to each of Messrs. Finnerty, Sullivan, Wiessman, Zohar and Jordá and Ms. Sutil on June 10, 2019. The grant date fair value of $35.81 per share for Messrs. Finnerty, Jordá, Sullivan, Wiessman and Zohar and Ms. Sutil was equal to the closing stock price on the trading day immediately preceding the date of grant. The RSUs vest quarterly over the course of one year.

(4)	Effective January 1, 2020, Mr. Marcogliese was appointed as a director. Mr. Marcogliese did not receive any compensation from the Company during fiscal year 2019.
(5)
Effective August 20, 2019, Mr. Jordá resigned from the Board to become the chief executive officer of Citgo Petroleum Corp. and his compensation was pro-rated to account for his Board and committee services during 2019. The amount shown under "Changes in Nonqualified Deferred Compensation Earnings" represents the net gains on Mr. Jordá's contributions to the Deferred Compensation Plan. Deferred Compensation Plan is discussed below under "Non-Qualified Deferred Compensation". Directors do not receive Company matching contributions on amounts they defer under the plan.

DELEK US HOLDINGS, INC.	13

PROPOSAL 1:    ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to hold office until the 2021 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. Each of the following individuals is a nominee for election to our Board: Ezra Uzi Yemin, William J. Finnerty, Richard J. Marcogliese, Gary M. Sullivan, Jr., Vicky Sutil, David Wiessman and Shlomo Zohar. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Sullivan, and Zohar and Ms. Sutil qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.

We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the seven nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.

Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.

The Board of Directors recommends a vote “FOR” each of the following nominees:

Ezra Uzi Yemin
Mr. Yemin, age 51, has served as the Chair of our Board since December 2012, as our Chief Executive Officer since June 2004 and as our President and a director since April 2001. He has also served as the chair of the board of directors and chief executive officer of Delek Logistics GP, LLC since April 2012. Mr. Yemin served as the chair of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Mr. Yemin’s duties include the formulation of our policies and strategic direction, oversight of executive officers, and overall responsibility for our operations and performance. The Board believes that Mr. Yemin’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.

William J. Finnerty
Mr. Finnerty, age 71, has served as one of our directors since April 2014, as a member of the Compensation Committee since 2014 and its chair since February 2020, as a member of the Governance Committee since August 2014, as a member of the EHS Committee since its inception in August 2014 and its chair from August 2014 until February 2020, and as our Lead Independent Director from November 2015 until February 2020. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation (“Tesoro”) in March 2010, he served as its executive vice president, strategy and corporate development and as Tesoro’s chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he has held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX) in addition to Tesoro. The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to us.

DELEK US HOLDINGS, INC.	14

Richard J. Marcogliese
Mr. Marcogliese, age 67, has served as one of our directors since January 2020, as chair of the EHS Committee since February 2020, and as a member of the Compensation Committee and the Audit Committee since February 2020. Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the Principal of iRefine, LLC, a privately owned petroleum refining consulting company; an Executive Advisor of Pilko & Associates L.P., a private chemical and energy advisory company; and a director of Cenovus Energy, Inc. From 2000 to 2010 he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as Executive Vice President and Chief Operating Officer from October 2007 to December 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as Operations Advisor to NTR Partners III LLC, a private investment company, from October 2013 to December 2017, and Operations Advisor to the CEO of Philadelphia Energy Solutions, from September 2012 to January 2016. Mr. Marcogliese has been a past chair of the Western States Petroleum Association and holds a Bachelor of Engineering in Chemical Engineering from the New York University School of Engineering and Science.

Gary M. Sullivan, Jr.
Mr. Sullivan, age 73, has served as one of our directors and as the chair of the Audit Committee since August 2015. He has also served as a member of the Governance Committee since July 2016 and the Compensation Committee since August 2019. Mr. Sullivan also served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from November 2012 until August 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program. Mr. Sullivan has been a faculty member at Virginia Commonwealth University's School of Business since January 2012 where he teaches accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 and was involved in such capacity with several public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain in 1990 after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan was appointed to the Board because the Board believed that his experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.

Vicky Sutil
Ms. Sutil, age 55, has served as one of our directors since February 2019. She has served as a member of the Governance Committee since April 2019 and as its chair since February 2020, as a member of the EHS Committee since April 2019 and as a member of the Audit Committee since August 2019. Ms. Sutil also serves on the board of Antero Resources Corporation. From 2010 to 2015 Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. and from 2013 to 2015 Ms. Sutil served as a member of the board of directors of Plains GP Holdings, L.P. Ms. Sutil has over 30 years of experience in the petroleum and refining industry. From July 2017 to January 2020,  she worked with SK E&P Company focusing on strategic planning and from October 2014 to February 2016 Ms. Sutil worked with California Resources as vice president of commercial analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation in different capacities including roles in corporate development, mergers and acquisitions and financial planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a project engineer and business analyst in the refining and marketing divisions. Ms. Sutil attended the University of California, Berkeley where she graduated with a Bachelor of Science degree in mechanical engineering with a petroleum emphasis and she also holds an MBA from Pepperdine University. Ms. Sutil was appointed to the Board because the Board believed that her varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.

DELEK US HOLDINGS, INC.	15

David Wiessman
Mr. Wiessman, age 65, has served as one of our directors since July 2017. Mr. Wiessman is the controlling owner and executive chair of the board of directors of Sonol, the second largest oil company in Israel. He has more than 40 years of experience in the oil and retail industries. He served as the chair of the board of directors of Alon USA Partners GP, LLC from August 2012 until its merger with a subsidiary of the Company in February 2018. Mr. Wiessman also served as executive chair of the board of directors of Alon USA Energy, Inc. from July 2000 until May 2015, a director from July 2000 until its merger with a subsidiary of the Company in July 2017 and its president and chief executive officer from its formation in 2000 until May 2005. From 1994 to 2015, Mr. Wiessman served as a director of Alon Israel Oil Company, Ltd. (“Alon Israel”), an Israeli energy service company, and served as its chief executive officer and president from 1994 to 2014. He also served as chief executive officer of Alon Blue Square-Israel, Ltd., from 2013 to 2014, and its executive chair of the board of its directors from 2006 to 2013; the chair of Blue Square Real Estate Ltd. from 2006 to 2014, and executive chair of the board and president of Dor-Alon Energy Israel (1988) Ltd. from 2005 to 2014, all of which were subsidiaries of Alon Israel. In 1976, after serving in the Israeli Air Force, he became chief executive officer of Bielsol Ltd., a privately-owned Israeli company that owns and operates gasoline stations and owns real estate in Israel. Mr. Wiessman, along with a partner in Dallas, Texas, is a founder of Gefen Capital, a venture capital fund, which is a U.S. Israeli investment fund that targets high growth Israeli startups with disruptive technologies. We believe Mr. Wiessman’s vision, business expertise, industry experience, leadership skills and devotion to community service qualify him to serve on our board of directors.

Shlomo Zohar
Mr. Zohar, age 68, has served as our Lead Independent Director since February 2020, and as one of our directors since May 2010. Mr. Zohar has served as a member of the Audit Committee since March 2011 and as its chair from November 2014 to August 2015. He has also served as a member of the Compensation Committee since March 2013 and as its chair from August 2019 until February 2020. and as Lead Independent Director since February 2020. He served on the Governance Committee from its inception in March 2013 until February 2020, served as chair of the Governance Committee from March 2013 until February 2020 and served on the Board's Incentive Plan Committee from March 2011 until its dissolution in March 2013. Mr. Zohar has worked as an independent consultant in the financial services sector since January 2006. Between January 2006 and December 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc. The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.

DELEK US HOLDINGS, INC.	16

Executive Officers

As of the date of this Proxy Statement, we have six executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

EZRA UZI YEMIN Board Chair, President & CEO Age: 51	ASSAF GINZBURG* Executive Vice President & CFO Age: 44*	FREDEREC C. GREEN Executive Vice President & COO Age: 54

AVIGAL SOREQ Executive Vice President & CCO Age: 42	LOUIS LABELLA Executive Vice President & President, Refining Age: 51	REGINA JONES Executive Vice President, General Counsel & Corporate Secretary Age: 49
* On February 25, 2020, Mr. Ginzburg notified us that he would be leaving his role as Executive Vice President and CFO to pursue other opportunities. As of the date of this Proxy Statement, we are conducting a search to find a replacement CFO.

Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Mr. Yemin, which is included under Proposal 1 above since he is a director standing for re-election at the Annual Meeting.

DELEK US HOLDINGS, INC.	17

Executive Officers

Assaf Ginzburg
Mr. Ginzburg has served as our Chief Financial Officer since March 2019 and as an Executive Vice President since May 2009 after serving as a vice president since February 2005. Previously, Mr. Ginzburg served as our chief financial officer from January 2013 to June 2017. Mr. Ginzburg has also served as a member of the board of directors and an executive vice president of Delek Logistics GP, LLC since April 2012, and as its chief financial officer since March 2019 and from January 2013 to June 2017. Mr. Ginzburg also served as a member of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Mr. Ginzburg has been a member of the Israel Institute of Certified Public Accountants since 2001. On February 25, 2020, Mr. Ginzburg notified us that he would be leaving his role as Executive Vice President and Chief Financial Officer to pursue other opportunities. As of the date of this Proxy Statement, we are conducting a search to find a replacement CFO.

Frederec C. Green
Mr. Green has served as our Chief Operating Officer since November 2016, an Executive Vice President since May 2009 and was the primary operational officer for our refining operations from January 2005 to December 2016. Mr. Green has also served as a member of the board of directors and an executive vice president of Delek Logistics GP, LLC since April 2012. He served as an executive vice president and chief operating officer of Alon USA Partners GP, LLC from July 2017 until its acquisition by the Company in February 2018, its chief executive officer from August 2017 until its acquisition by the Company in February 2018, and a member of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Mr. Green has more than 25 years of experience in the refining industry, including 14 years at Murphy Oil USA, Inc., where he served as a senior vice president during his last six years. Mr. Green has experience ranging from crude oil and feedstock supply, through all aspects of managing a refining business to product trading, transportation and sales.

Avigal Soreq
Mr. Soreq has served as our Chief Commercial Officer since November 2016, an Executive Vice President since August 2015 and as a Vice President since December 2012. He has also served as an Executive Vice President of Delek Logistics GP, LLC since October 2015 and a vice president of Delek Logistics GP, LLC since December 2012. He served as a member of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Prior to joining us in October 2011, Mr. Soreq worked in business development for SunPower Corporation (NASDAQ: SPWR), an American energy company that designs and manufactures solar panels. Prior to joining SunPower Corporation, Mr. Soreq worked as a senior finance and business consultant for Trabelsy & Co. and as a consultant in the corporate finance department for KPMG’s Tel-Aviv office. Mr. Soreq served in the Israeli Air Force in various roles between 1996 and 2004 and reached the rank of Major. Mr. Soreq is a certified public accountant in Israel.

Louis LaBella
Mr. LaBella has served as our Executive Vice President and President of Refining since September 2018. Prior to appointment to his current position, Mr. LaBella served as our Senior Vice President, Refinery Operations from June 2017 to September 2018 and as a Vice President and General Manager, Tyler Refinery from April 2012 to June 2017. Mr. LaBella has more than 17 years of experience in the refining industry and served in various positions at Lion Oil Company, one of the Company’s subsidiaries, from July 2002 to April 2012, including rotating equipment engineer and maintenance manager. Prior to 2002, Mr. LaBella served in various operational capacities at Columbia Gulf Transmission Co.

Regina Jones
Regina Jones has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and the general partner of Delek Logistics Partners, LP since May 2018. Prior to joining Delek, Ms. Jones had worked with Schlumberger, the world's largest oilfield services company, since 2005, where she last served as General Counsel for the Land Rigs Product Line, with responsibility for the global legal, compliance and intellectual property organization supporting the land rig operations portfolio. During her tenure with Schlumberger, Ms. Jones held notable international roles with successive legal leadership responsibility for Schlumberger's Asia operations, based in Kuala Lumpur, Malaysia and global contracts and trade compliance, based in Paris, France. Ms. Jones brings over 20 years of comprehensive legal and technology experience in the energy industry having worked in prior roles with Dynegy, Shell and El Paso Energy.

DELEK US HOLDINGS, INC.	18

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2019, our NEOs included the following:

•	Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board;

•	Assaf Ginzburg, our Executive Vice President and Chief Financial Officer;

•	Frederec C. Green, our Executive Vice President and Chief Operating Officer;

•	Avigal Soreq, our Executive Vice President and Chief Commercial Officer;

•	Regina Jones, our Executive Vice President, General Counsel and Corporate Secretary; and

•	Kevin Kremke, our former Chief Financial Officer.

Compensation Overview, Objectives and Philosophy

Our NEO compensation framework in 2019 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our NEOs with reference to the overall performance of the Company. We have developed a compensation framework that is designed to:
These objectives governed the decisions that the Compensation Committee made during 2019 for compensation of our NEOs and will govern the decisions it makes during fiscal year 2020 with respect to the amount and type of compensation payable to our NEOs. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.

DELEK US HOLDINGS, INC.	19

Executive Officer Performance in 2019

As more fully described in the Company’s 2019 Annual Report on Form 10-K, 2019 marked an excellent year in the Company’s history. The Company, led by its executive officers, achieved numerous accomplishments during 2019, including:
Elements of Our Compensation

The compensation framework for our NEOs consists primarily of the following three elements:

•
Fixed Compensation: Base salaries, predetermined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our NEOs by providing reliable compensation that is not contingent upon short-term or long-term objectives.

•
Annual Incentive Compensation: Performance-based annual cash bonuses are primarily intended to reward superior performance by our NEOs and support fixed compensation in attracting and retaining our NEOs.

•	Long-Term Incentive Compensation: In 2019, our long-term incentive compensation for our NEOs included grants of time-vesting RSUs and performance-based RSUs.

With regard to the mix of these elements in our NEO compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.

Compensation Setting Process

The Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our NEOs. In making these determinations for our NEOs other than Mr. Yemin, the Compensation Committee typically solicits the input and recommendations of Mr. Yemin and references external consultant studies of our compensation programs conducted contemporaneously or in recent years.

Our goal from year to year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our NEOs while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.

External Consultants
We believe that, in some circumstances, external compensation consultants can provide valuable assistance to us in setting NEO compensation. The Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of NEO compensation and to evaluate achievement under performance awards. The Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under such plans. In September 2019, the Committee retained Pay Governance LLC ("Pay Governance"), a nationally recognized independent executive compensation consultant, to provide the Compensation Committee advice on executive compensation matters going forward. Pay Governance replaced Aon Hewitt, which had provided such services previously. We expect that, from time to time, the Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting NEO and director compensation. The Compensation Committee believes that Pay Governance is independent of management and provides the Compensation Committee with objective guidance.

DELEK US HOLDINGS, INC.	20

Benchmarking
We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. Therefore, our compensation practices for our NEOs are not designed to track any particular company or group of companies. However, we believe that referencing specific and aggregated compensation data from certain companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework. The Compensation Committee, with the assistance of its former compensation consultant Aon Hewitt, developed the group of companies listed below (the "Comparator Group") during 2019. Because these comparator companies vary in size, the Compensation Committee may consider regression analyses of their data to provide more meaningful points of reference. We may also reference unregressed data from a larger group of general industry companies with sizes similar to ours. We believe this compensation data is derived from appropriate comparative cross‑sections of competitors in our industries and for our talent with market capitalization and/or operational complexity similar to ours and provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following companies:

CVR Energy, Inc.	ONEOK, Inc.
Genesis Energy, LP	Par Pacific Holdings, Inc.
HollyFrontier Corporation	PBF Energy, Inc.
Magellan Midstream Partners, LP	Phillips 66
Marathon Petroleum Corporation	Plains All American Pipeline, LP
NuStar Energy, LP	Valero Energy Company

Fixed Compensation

A portion of our NEOs' overall cash compensation is base salary. Generally, NEO base salaries have not been based upon specific measures of corporate performance, but are determined by the Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position NEO base salaries at or below the median of size-regressed data from our Comparator Group and unregressed data from other companies of similar size to us. The Compensation Committee believes that the fixed compensation paid to our NEOs is appropriate and helps achieve our objectives to attract, retain and motivate our NEOs. For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2019, please refer to the Summary Compensation Table in this Proxy Statement.

Annual Incentive Compensation

Annual cash bonuses paid to our NEOs for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance and, to a lesser extent, individual performance during the year.

Compensatory Arrangements and Annual Bonuses
No compensatory arrangement with any NEO guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

2019 Annual Bonus Plan
In February 2019, the Compensation Committee approved an Annual Incentive Plan for the 2019 fiscal year (the “2019 Bonus Plan”) applicable to executive officers, which is the same plan applicable to other employees otherwise eligible under the 2019 Bonus Plan. Under the 2019 Bonus Plan, payment of awards under the 2019 Bonus Plan would be based on the Company’s adjusted earnings per share (“Adjusted EPS”) for the year ending December 31, 2019.

DELEK US HOLDINGS, INC.	21

Under the 2019 Bonus Plan, no annual bonuses would be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2019 equals or exceeds $1.50. If this threshold was achieved, the 2019 Bonus Plan was to be funded and the Compensation Committee could further evaluate the Company’s relative performance and exercise downward discretion under the formula set forth below.

●
Financial Performance. The Compensation Committee would attribute 60% of its evaluation to the Company’s financial performance under an Adjusted EPS / relative return on invested capital (“Relative ROIC”) matrix as set forth below:

	Adjusted EPS		Relative ROIC Performance (Percentile of Comparator Group)
			<25%	≥25% <50%	≥50% <75%	≥75%
	≥ $5.70		150%	175%	200%	200%
	$5.10	$5.69	150%	150%	175%	200%
	$4.50	$5.09	100%	125%	150%	175%
	$3.90	$4.49	100%	125%	150%	175%
	$3.30	$3.89	75%	100%	125%	150%
	$2.70	$3.29	66%	75%	100%	125%
	$2.10	$2.69	50%	66%	75%	100%
	$1.50	$2.09	25%	50%	66%	75%
	< $1.50		0%	0%	0%	0%

●
Safety Metrics. The Compensation Committee would attribute 10% of its evaluation, apportioned equally, to the Company’s performance in safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company's days away, restricted or transferred rate (“DART”).

●
Process Safety Management / Environmental Metrics. The Compensation Committee would attribute10% of its evaluation to process safety management and environmental metrics as follows: (i) 5% of its evaluation to Tier I and II events at company refining facilities under the OSHA Process Safety Management standard and (ii) 5% of its evaluation to environmental metrics which consist of (A) 3% to spills and releases, (B) 1% to flaring hours and (C) 1% to water exceedances.

●
Refinery Reliability and Utilization. The Compensation Committee would attribute the remaining 20% of its evaluation, apportioned equally, to the Company’s performance in (i) refinery operational availability as compared to the operational availability of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study at the beginning of the applicable bonus year (with the 2019 bonus year being based on the 2016 study published by Solomon Associates) and (ii) refinery utilization as compared to utilization of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study.

In February 2020, the Compensation Committee evaluated the performance of the Company and the Comparator Group under each of the metrics described above, and determined achievement under the 2019 Bonus Plan, upon the recommendations of the Company and Pay Governance, as follows:

•	The Company’s Adjusted EPS for the year ending December 31, 2019 of $4.09 exceeded the $1.50 threshold contained in the 2019 Bonus Plan.

•	The Company’s performance under each of the metrics described above resulted in total payout under the 2019 Bonus Plan of 129% of target, as follows:

◦	The Company’s Adjusted EPS / Relative ROIC compared to the Comparator Group of 50% to 74% resulted in achievement of 175% of the 60% target.

◦	The Company’s TRIR and DART of 0.62 and 0.32, respectively, resulted in achievement of 175% of the 10% target.

◦	The Company’s Process Safety Management / Environmental Metrics resulted in achievement of 200%, 50%, 0% and 0% of the 5%, 3%, 1% and 1% targets, respectively.

◦	The Company’s Refinery Reliability and Utilization resulted in achievement of 50% and 50% of the 10% and 10% targets, respectively.

DELEK US HOLDINGS, INC.	22

Long-Term Incentives

The Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our NEOs is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our NEOs, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our NEOs with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our NEOs and our stockholders.

Compensatory Arrangements and Long-Term Incentives
No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

Equity Awards in 2019
In 2019, the Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) performances-based RSUs (“PRSUs”) and (ii) time-vested RSUs. The PRSUs granted to Messrs. Ginzburg, Green and Soreq and Ms. Jones on March 10, 2019 are subject to a performance period beginning January 1, 2019 and ending December 31, 2021.

The PRSUs vest at the end of the applicable performance period and are based solely on our total shareholder return ("TSR"), which we define generally as appreciation in the Company's stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Compensation Committee. Our named executive officers may earn from 0% to 200% of the PRSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)
Below Threshold	< 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	≥ 75% Percentile	200%

The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee's continued employment with the Company.

2016 Long-Term Incentive Plan
In 2016, our stockholders approved our 2016 Plan, which succeeds our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PRSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PRSU, which is paid in cash on the vesting date.

The Compensation Committee generally administers the 2016 Plan, has discretion to select the persons to whom awards are made under the 2016 Plan and prescribes the terms and conditions of each award under the 2016 Plan. The Board also has the power to administer the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Compensation Committee under the heading "Committees of the Board of Directors" in this Proxy Statement.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous

DELEK US HOLDINGS, INC.	23

NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2019 to our NEOs and directors, please see the narrative discussions and tables under the headings "Grants of Plan-Based Awards in 2019" and "2019 Director Compensation" in this Proxy Statement.

We intend to continue our practice of providing long-term equity-based compensation under the 2016 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Fringe Benefits, Perquisites and Severance Provisions

Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. After the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we match employee contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of six percent of eligible compensation.

Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of six percent of eligible compensation, in 2019 we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.

We currently have employment agreements with each of Messrs. Yemin, Green, and Soreq and Ms. Jones. These employment agreements generally provide for certain benefits to and commitments from each NEO, including:

•	Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;

•	Non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment;

•
The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Messrs. Yemin, and Soreq, the use of a Company-owned vehicle, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan and Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.

On February 25, 2020, Mr. Ginzburg notified the Company that he would be leaving to pursue other opportunities.

DELEK US HOLDINGS, INC.	24

Advisory Vote on Executive Compensation

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve every one, two or three years, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.

We conducted an advisory vote to approve our executive compensation at our 2019 Annual Meeting of Stockholders, and more than 98% of the votes cast were in favor of our NEO compensation as described in our proxy statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders. Our Board determined in 2017 that our stockholders should vote on an advisory say-on-pay proposal every year, consistent with the preference expressed by our stockholders at the 2017 Annual Meeting of Stockholders.

While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in the Proxy Statement, our Board will consider our stockholders' concerns and our Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.

Stock Ownership Guidelines

The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Yemin, and for its non‑employee directors:

INDIVIDUAL	VALUE OF SHARES TO BE OWNED
CHIEF EXECUTIVE OFFICER	5 x Base Salary
OTHER EXECUTIVE OFFICERS	2 x Base Salary
NON-EMPLOYEE DIRECTORS	3 x Base Annual Retainer

Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Compensation Committee. The full text of our stock ownership and retention guidelines is available on our website at www.delekus.com.

Clawback Policy

Our Compensation Committee adopted a clawback policy in March 2016 (the "Clawback Policy"). Under the Clawback Policy, if (a) our consolidated financial statements are materially restated within three years of the first filing of such financial statements with the SEC, and (b) the Compensation Committee determines, in its reasonable discretion, that (i) any current or former executive officer (as defined in Rule 3b-7 promulgated by the SEC under the Exchange Act) of the Company (an “Executive”) has engaged in intentional misconduct and (ii) such misconduct caused or partially caused the need for such restatement, then the Compensation Committee may, within 12 months after the first public announcement or filing with the SEC of such a material restatement, to the extent permitted by applicable law, require that the Executive forfeit and/or return to us all or a portion of the compensation vested, awarded or received under any equity award (including any award of stock options, restricted stock, RSUs, PRSUs or other performance shares, phantom shares or SARs) during the period subject to restatement. However, any forfeiture and/or return of compensation by an Executive under the Clawback Policy will, in any event, be limited to any portion thereof that the Executive would not have received if our consolidated financial statements had been reported properly at the time of first public release or filing with the SEC. The full text of our Clawback Policy is available on our website at www.delekus.com.

DELEK US HOLDINGS, INC.	25

Prohibition Against Speculative Transactions

Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019 we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.

Guidelines for Trades by Insiders

We maintain policies that govern trading in our common stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre‑approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 30 days after adoption. In addition, we discourage termination or amendment of trading plans by prohibiting trades under new or amended plans within 90 days following a plan termination or amendment.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
William J. Finnerty, Chair
Richard J. Marcogliese
Gary M. Sullivan, Jr.
Shlomo Zohar

DELEK US HOLDINGS, INC.	26

Summary Compensation Table

The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2019 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Yemin), (ii) our principal financial officer (Mr. Ginzburg), (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2019 (Messrs. Green and Soreq and Ms. Jones), and (iv) our former principal financial officer (Mr. Kremke). We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

Name Principal Position(s)	Fiscal Year	Salary*		Bonus (1)		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation (2)		All Other Compensation	Total
		($)	(%)(3)	($)	(%)(3)	($)(4)	($)	($)	(%)(3)	($)(5)	($)
Ezra Uzi Yemin President and Chief Executive Officer	2019	972,500	10.7	142	—	6,292,178	—	1,756,335	19.4	39,753	9,060,908
	2018	972,500	32.5	100	—	—	—	1,987,790	66.4	33,557	2,993,948
	2017	874,817	7.2	—	—	9,299,109 (6)	—	1,953,753	16.1	41,192	12,168,871
Assaf Ginzburg EVP and Chief Financial Officer	2019	373,077	26.0	142	—	705,110	—	336,889	23.5	17,361	1,432,579
	2018	267,254	22.4	41,981	3.5	630,311	—	234,115	19.7	17,032	1,190,692
	2017	281,269	13.1	200,000	9.3	1,360,495	—	287,197	13.4	16,740	2,145,701
Frederec C. Green EVP and Chief Operating Officer	2019	448,943	26.0	142	—	813,588	—	434,352	25.0	27,021	1,724,045
	2018	423,077	21.7	97,187	5.0	945,513	—	463,269	23.8	18,742	1,947,788
	2017	375,000	15.6	200,000	8.3	1,360,495	—	457,406	19.0	17,442	2,410,343
Avigal Soreq EVP and Chief Commercial Officer	2019	422,885	25.2	142	—	813,588	—	409,141	24.4	34,881	1,680,637
	2018	363,789	16.1	715,971	31.7	756,391	—	398,348	17.6	18,040	2,252,540
	2017	320,000	23.1	125,000	9.0	680,248	—	229,600	16.6	28,581	1,383,429
Regina Jones EVP and General Counsel	2019	372,885	31.6	142	—	433,914	—	288,613	24.4	85,880	1,181,434
Former Chief Financial Officer
Kevin L. Kremke Former CFO	2019	134,616	9.33	—	—	542,392	—	65,120	4.5	705,713	1,447,840
	2018	350,000	26.4	80,054	6.0	630,311	—	255,500	19.3	17,310	1,333,174
	2017	249,038	15.8	50,000	3.2	887,998	—	282,516	17.9	111,597	1,581,149
*
Amounts shown represent 26 bi-weekly pay periods during each fiscal year and are not reduced to reflect the NEO's contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

DELEK US HOLDINGS, INC.	27

(1)
For 2018 and 2019, the amounts reported in this column reflect discretionary cash bonuses awarded by the Compensation Committee in 2020 for 2019 service and 2019 for 2018 service, respectively, in consideration of the Company’s successful performance in 2018 and 2019.

(2)	For 2018 and 2019, the amounts reported in this column reflect amounts earned under the 2018 and 2019 Bonus Plans, respectively.
(3)	This column represents the dollar amount as a percentage of the Total compensation amount set forth in column (j).
(4)
Amounts in this column represent the grant date fair value of PRSUs and RSUs granted under the 2016 Plan. The fair value of PRSUs is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 2.42%, an expected term of 2.81 years and expected volatility of 39.67%. The fair value of RSUs is calculated using the closing price of our Common Stock on the date of the grant. Assumptions used in the calculation of these amounts for the 2019 fiscal year are included in footnote 21 to our audited financial statements for the 2019 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 28, 2020. Because the fair value of PRSUs is calculated differently than the fair value of RSUs, the grant date fair values for PRSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PRSUs and RSUs granted in 2019 would be $9,684,384 for Mr. Yemin, $1,085,245 for Mr. Ginzburg, $1,252,205 for Messrs. Green and Soreq, $667,843 for Ms. Jones and $834,803 for Mr. Kremke. The grant date fair value of each PRSU and RSU award in 2019 is set forth in the Grants of Plan-Based Awards in 2019 table on page 29.

(5)
For fiscal year 2019, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $16,800 for Mr. Yemin, $16,800 for Mr. Kremke, $16,800 for Mr. Ginzburg, $16,800 for Mr. Green and $16,800 for Mr. Soreq; group term life insurance premiums of $1,242 for Mr. Yemin, $249 for Mr. Kremke, $561 for Mr. Ginzburg, $592 for Ms. Jones, $1,242 for Mr. Green and $540 for Mr. Soreq. For Mr. Yemin, this amount also includes reimbursement in the amount of $20,841 for professional tax preparation fees and $870 for auto expenses. For Mr. Soreq, this amount also includes $2,465 for professional tax preparation fees, $2,650 for annual executive physical and $8,197 for auto expenses. No other NEO had perquisites or other personal benefits in 2019 with an aggregate value in excess of $10,000. For Mr. Kremke, this amount also includes a severance payment of $688,663. For Mr. Green, this amount includes a company match of $8,979 for his contributions to the Deferred Compensation Plan. For Mr. Soreq, this amount includes a company match of $4,229 for his contributions to the Deferred Compensation Plan. For Ms. Jones, this amount includes $85,288 for relocation services rendered in 2019.

(6)
This amount reflects grants to Mr. Yemin in March and December 2017 intended to cover the 2017 and 2018 fiscal years. The Company views the grant Mr. Yemin received in December 2017 as a component of his 2018 compensation.

DELEK US HOLDINGS, INC.	28

Grants of Plan-Based Awards in 2019

The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2019.

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (Per Share)	Grant Date Fair Value of Stock and Option Awards (4)
	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum
Ezra Uzi Yemin	680,750	1,361,500	2,723,000	03/10/2019 03/10/2019	43,793 —	87,586 —	175,172 —	— 87,586	— —	— —	$3,392,206 $2,899,972
Assaf Ginzburg	130,577	261,154	522,308	03/10/2019 03/10/2019	4,908 —	9,815 —	19,630 —	— 9,815	— —	— —	$380,135 $324,975
Frederec C. Green	168,354	336,707	673,414	03/10/2019 03/10/2019	5,663 —	11,325 —	22,650 —	— 11,325	— —	— —	$438,617 $374,971
Avigal Soreq	158,582	317,164	634,328	03/10/2019 03/10/2019	5,663 —	11,325 —	22,650 —	— 11,325	— —	— —	$438,617 $374,971
Regina Jones	111,866	223,731	447,462	03/10/2019 03/10/2019	3,020 —	6,040 —	12,080 —	— 6,040	— —	— —	$233,929 $199,984
Former Chief Financial Officer
Kevin L. Kremke	—	—	—	03/10/2019 03/10/2019	3,775 —	7,550 —	15,100 —	— 7,550	— —	— —	$292,412 $249,981

(1)	Represents possible payouts under the 2019 Bonus Plan.
(2)
The amounts in this column reflect the threshold, target and maximum shares to be issued upon the vesting of PRSUs. The PRSUs granted to Messrs. Kremke, Ginzburg, Green and Soreq and Ms. Jones on March 10, 2019 under the 2016 Plan are subject to a performance period beginning January 1, 2019 and ending December 31, 2021.

(3)	The amounts in this column reflect the shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.
(4)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant. Assumptions used in the calculation of this amount for the 2019 fiscal year are included in footnote 21 to our audited financial statements for the 2019 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 28, 2020. Because the fair value of PRSUs is calculated differently than the fair value of RSUs, the grant date fair values for PRSUs and RSUs covering identical quantities of shares may differ.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards in 2019 Table

The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necesary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2019 Table. No discussion is provided for Mr. Ginzburg because on February 25, 2020, he notified the Company that he would be leaving to pursue other opportunities.

Yemin Employment Agreement
In 2017, we entered into an employment agreement with Mr. Yemin which expires on October 31, 2020 (the “Yemin Agreement”). The Yemin Agreement specifies that Mr. Yemin’s base salary shall be no less than the annualized equivalent of $972,500 and sets his annual bonus target for 140% of his base salary. Additionally, the Yemin Agreement provides that Mr. Yemin will be eligible to participate in our long-term incentive plans that may be in effect from time to time, including, without limitation, the 2016 Plan and the Logistics LTIP, on terms commensurate with his position and duties, as determined by the Board on an annual basis.

Under the Yemin Agreement, Mr. Yemin also leases his residence from us at fair market value and holds an option to purchase the residence at fair market value. Perquisites provided by the Yemin Agreement include reimbursement for the reasonable costs of professional preparation of his personal income tax return(s), not to exceed $25,000 in any calendar year, and the personal use of a company‑owned automobile.

DELEK US HOLDINGS, INC.	29

Under the terms of the Yemin Agreement, Mr. Yemin may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Green Employment Agreement
In November 2016, we entered into an employment agreement with Mr. Green that expires on October 31, 2020 (the "Green Agreement"). The Green Agreement provides that Mr. Green will receive an annualized base salary of at least $375,000 and will be reimbursed for the reasonable costs of professional preparation of his personal income tax return(s) during the term of his agreement, not to exceed $25,000 in any calendar year. The Green Agreement also states that Mr. Green will be eligible to participate in our annual cash incentive plan at a level that is commensurate with his position as determined by the Board (or any applicable committee thereof) in its sole and reasonable discretion. Additionally, the Green Agreement provides that Mr. Green will be eligible to participate in our long-term incentive plans that may be in effect from time to time, including, without limitation, the 2016 Plan and the Logistics LTIP, on terms commensurate with his position and duties, as determined by the Board in their sole discretion.

Mr. Green may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Soreq Employment Agreement
In November 2016, we entered into an employment agreement with Mr. Soreq that expires on October 31, 2020 (the "Soreq Agreement"). The Soreq Agreement provides that Mr. Soreq will receive an annualized base salary of at least $320,000 and will be reimbursed for the reasonable costs of professional preparation of his personal income tax return(s) during the term of his agreement, not to exceed $25,000 in any calendar year. The Soreq Agreement also states that Mr. Soreq will be eligible to participate in our annual cash incentive plan at a level that is commensurate with his position as determined by the Board (or any applicable committee thereof) in its sole and reasonable discretion. Additionally, the Soreq Agreement provides that Mr. Soreq will be eligible to participate in our long-term incentive plans that may be in effect from time to time, including, without limitation, the 2016 Plan and the Logistics LTIP, on terms commensurate with his position and duties, as determined by the Board in their sole discretion.

Mr. Soreq may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Jones Employment Agreement
In May 2018, we entered into an employment agreement with Ms. Jones that expires on May 21, 2022 (the "Jones Agreement"). The Jones Agreement provides that Ms. Jones will receive an annualized base salary of at least $325,000 and will be reimbursed for the reasonable costs of professional preparation of her personal income tax return(s) during the term of her agreement, not to exceed $25,000 in any calendar year. The Jones Agreement also states that Ms. Jones will be eligible to participate in our annual cash incentive plan at a level that is commensurate with her position as determined by the Board (or any applicable committee thereof) in its sole and reasonable discretion. Additionally, the Jones Agreement provides that Ms. Jones will be eligible to participate in our long-term incentive plans that may be in effect from time to time, including, without limitation, the 2016 Plan and the Logistics LTIP, on terms commensurate with her position and duties, as determined by the Board in their sole discretion.

Ms. Jones may receive certain benefits upon the expiration or termination of her employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

DELEK US HOLDINGS, INC.	30

Outstanding Equity Awards at December 31, 2019

The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Equity Incentive Plan Awards
							Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Ezra Uzi Yemin	-	-	-	-	5,231 (2) 24,421 (3) 65,691 (4)	$175,395 $818,836 $2,202,619	62,761 (2) 73,261 (3) 87,586 (4)	$2,104,376 $2,456,441 $2,936,759
Assaf Ginzburg	3,250 - -	- - -	$14.25 - -	6/10/2021 - -	1,221 (5) 2,796 (6) 7,362 (7)	$40,940 $93,750 $246,848	7,320 (5) 6,709 (6) 9,815 (7)	$245,440 $224,953 $329,097
Frederec C. Green	-	-	-	-	1,221 (5) 4,194 (8) 8,495 (9)	$40,940 $140,625 $284,837	7,320 (5) 10,064 (8) 11,325 (9)	$245,440 $337,446 $379,727
Avigal Soreq	-	-	-	-	611 (10) 3,355 (11) 8,495 (9)	$20,487 $112,493 $284,837	3,660 (10) 8,051 (11) 11,325 (9)	$122,720 $269,950 $379,727
Regina Jones					1,434 (12) 4,531 (13)	$48,082 $151,924	1,433 (12) 1,433 (12) 6,040 (13)	$48,048 $48,048 $202,521
Former Chief Financial Officer
Kevin Kremke	-	-	-	-			4,746 (14) 6,709 (15) 7,550 (16)	$159,133 $224,953 $253,152
(1)
Amounts in this column are based upon a fair market value of $33.53 per share which was the NYSE closing price of our Common Stock on December 31, 2019, which was the last trading day of fiscal year 2019. The value of PRSUs assume settlement at the target quantities.

(2)
On March 10, 2017, Mr. Yemin was granted 62,761 PRSUs and 62,761 RSUs. The PRSUs are subject to a performance period beginning January 1, 2017 and ending December 31, 2019. PRSUs were settled in 2020 and will be reported in the Company's 2021 Proxy Statement. The final 5,231 RSUs vested on March 10, 2019.

(3)
On December 10, 2017, Mr. Yemin was granted 73,261 PRSUs and 73,261 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 48,840 of the RSUs had vested at December 31, 2019.

(4)
On March 10, 2019, Mr. Yemin was granted 87,586 PRSUs and 87,586 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 21,895 of the RSUs had vested at December 31, 2019.

(5)
On March 10, 2017, each of Messrs. Ginzburg and Green was granted two tranches of 7,320 PRSUs each. Both tranches of PRSUs are subject to a performance period beginning January 1, 2017, with the performance period for one tranche ending December 31, 2018 and the other ending December 31, 2019. PRSUs for the tranche ending on December 31, 2019 were settled in 2020 and will be reported in the Company's 2021 Proxy Statement. Each was additionally granted 14,640 RSUs on the same day. 13,419 of the RSUs had vested at December 31, 2019. The RSUs vest quarterly for the next three years, pro rata.

(6)
On March 10, 2018, Mr. Ginzburg was granted 6,709 PRSUs and 6,709 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 3,913 of the RSUs had vested at December 31, 2019.

(7)
On March 10, 2019, Mr. Ginzburg was granted 9,815 PRSUs and 9,815 RSUs. The PRSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 2,453 of the RSUs had vested at December 31, 2019.

DELEK US HOLDINGS, INC.	31

(8)
On March 10, 2018, Mr. Green was granted 10,064 PRSUs and 10,064 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 5,870 of the RSUs had vested at December 31, 2019.

(9)
On March 10, 2019, Mr. Green and Mr. Soreq were granted 11,325 PRSUs and 11,325 RSUs. The PRSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 2,830 of the RSUs had vested at December 31, 2019.

(10)
On March 10, 2017, Mr. Soreq was granted two tranches of 3,660 PRSUs each. Both tranches of PRSUs are subject to a performance period beginning January 1, 2017, with the performance period for one tranche ending December 31, 2018 and the other ending December 31, 2019. PRSUs for the tranche ending on December 31, 2019 were settled in 2020 and will be reported in the Company's 2021 Proxy Statement. Mr. Soreq was additionally granted 7,320 RSUs on the same day. 6,709 of the RSUs had vested at December 31, 2019. The RSUs vest quarterly for the next three years, pro rata.

(11)
On March 10, 2018, Mr. Soreq was granted 8,051 PRSUs and 8,051 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 4,696 of the RSUs had vested at December 31, 2019.

(12)
On June 10, 2018, Ms. Jones was granted two tranches of 1,433 PRSUs each. Both tranches of PRSUs are subject to a performance period beginning May 21, 2018, with the performance period for one tranche ending December 31, 2019 and the other ending December 31, 2020. PRSUs for the tranche ending on December 31, 2019 were settled in 2020 and will be reported in the Company's 2021 Proxy Statement. Ms. Jones was additionally granted 2,866 RSUs on the same day. 1,432 of the RSUs had vested at December 31, 2019. The RSUs vest quarterly for the next three years, pro rata.

(13)
On March 10, 2019, Ms. Jones was granted 6,040 PRSUs and 6,040 RSUs. The PRSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 1,509 of the RSUs had vested at December 31, 2019.

(14)
On June 10, 2017, Mr. Kremke was granted two tranches of 4,746 PRSUs and a grant of 9,492 RSUs. Both tranches of PRSUs are subject to a performance period beginning April 1, 2017, with the performance period for the first tranche ending on December 31, 2018 and the performance period for the second tranche ending on December 31, 2019. PRSUs for the tranche ending on December 31, 2019 were settled in 2020 and will be reported in the Company's 2021 Proxy Statement. 7,118 of the RSUs had vested as of March 31, 2019. The remaining 2,373 RSUs were cancelled upon termination.

(15)
On March 10, 2018, Mr. Kremke was granted 6,709 PRSUs and 6,709 RSUs. The PRSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. 3,354 of the RSUs had vested as of March 31, 2019. The remaining 3,335 RSUs were cancelled upon termination.

(16)
On March 10, 2019, Mr. Kremke was granted 7,550 PRSUs and 7,550 RSUs. The PRSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. 1,258 of the RSUs had vested as of March 31, 2019. The remaining 6,292 RSUs were cancelled upon termination.

Option Exercises and Stock Vested in 2019

The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PRSUs for, our NEOs during fiscal year 2019.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Ezra Uzi Yemin	n/a	n/a	271,736	(1)	$9,139,049	(1)
Assaf Ginzburg	n/a	n/a	69,494	(2)	$2,320,566	(2)
Frederec C. Green	23,125	564,986	39,715	(3)	$1,367,703	(3)
Avigal Soreq	n/a	n/a	14,066	(4)	$482,716	(4)
Regina Jones	n/a	n/a	2,464	(5)	$87,391	(5)
Former Chief Financial Officer
Kevin L. Kremke*	n/a	n/a	11,430	(6)	$391,548	(6)
*Former CFO
(1)    Quantities and values for these columns are comprised of the following:

DELEK US HOLDINGS, INC.	32

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
YEMIN	3/10/2019	196,320	PRSU**	$33.11	$6,500,155
	3/10/2019	19,516	RSU	$33.11	$646,175
	6/10/2019	11,335	RSU	$35.81	$405,906
	9/10/2019	25,932	RSU	$36.56	$948,074
	12/10/2019	18,633	RSU	$34.28	$638,739

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PRSUs earned for the performance period that commenced on January 1, 2016 and ended on December 31, 2018, because performance targets were met.

(2)    Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
GINZBURG	3/10/2019	58,016	PRSU**	$33.11	$1,920,910
	3/10/2019	3,688	RSU	$33.11	$122,110
	6/10/2019	1,779	RSU	$35.81	$63,706
	9/10/2019	3,414	RSU	$36.56	$124,816
	12/10/2019	2,597	RSU	$34.28	$89,025

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PRSUs earned for the performance period that commenced on January 1, 2016 and ended on December 31, 2018, because performance targets were met.

(3)    Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
GREEN	3/10/2019	12,224	PRSU**	$33.11	$404,737
	3/10/2019	6,166	RSU	$33.11	$204,156
	5/31/2019	15,000	SOP	$9.17	$322,650
	6/10/2019	6,165	RSU	$35.81	$220,769
	7/1/2019	3,250	SAR	$6.98	$111,540
	7/26/2019	4,875	SAR	$14.25	$130,796
	9/10/2019	8,051	RSU	$36.56	$294,345
	12/10/2019	7,109	RSU	$34.28	$243,697

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PRSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2018, because performance targets were met.

DELEK US HOLDINGS, INC.	33

(4)    Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
SOREQ	3/10/2019	6,112	PRSU**	$33.11	$202,368
	3/10/2019	1,281	RSU	$33.11	$42,414
	6/10/2019	1,281	RSU	$35.81	$45,873
	9/10/2019	3,168	RSU	$36.56	$115,822
	12/10/2019	2,224	RSU	$34.28	$76,239

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date, or the date of exercise.
** Reflects the PRSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2018, because performance targets were met.

(5)    Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
JONES	3/10/2019	239	RSU	$33.11	$7,913
	6/10/2019	239	RSU	$35.81	$8,559
	9/10/2019	1,245	RSU	$36.56	$45,517
	12/10/2019	741	RSU	$34.28	$25,401

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.

(6)    Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	AWARD TYPE	FAIR MARKET VALUE PER SHARE*	FAIR MARKET VALUE
KREMKE	3/10/2019	6,122	PRSU**	$33.11	$202,699
	3/10/2019	1,350	RSU	$33.11	$44,699
	4/8/2019	3,958	RSU	$36.42	$144,150

* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PRSUs earned for the performance period that commenced on April 1, 2017 and ended on December 31, 2018, because performance targets were met.

DELEK US HOLDINGS, INC.	34

Non-Qualified Deferred Compensation

We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after tax basis, and we match eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of six percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2019.

Name	Executive Contributions in last FY (1)	Registrant contributions in last FY (2)	Aggregate Earnings in last FY (3)	Aggregate withdrawals/ distributions	Aggregate balance at last FYE
Ezra Yemin	-	-	-	-	-
Assaf Ginzburg	-	-	-	-	-
Frederec Green	$8,980	$8,979	$699	-	$18,658
Regina Jones	-	-	-	-	-
Avigal Soreq	$4,230	$4,229	$390	-	$8,849
Kevin Kremke	-	-	-	-	-

(1)
These amounts represent elective contributions into the Deferred Compensation Plan during 2019 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2019 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2019 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2020 (even if considered earned in 2019) will be shown as executive contributions for 2020. Mr. Soreq and Mr. Green were the only NEOs to elect deferrals to the Deferred Compensation Plan in 2019.

(2)
These amounts represent Company matching contributions to the Deferred Compensation Plan during 2019. The amount in this column for each NEO is included in the 2019 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 6%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.

(3)
These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

DELEK US HOLDINGS, INC.	35

Potential Payments Upon Termination or Change-In-Control

The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan and the Logistics LTIP took place on December 31, 2019 and their last day of employment was December 31, 2019. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics' common units.

Termination of Employment (1)	Yemin (2)	Ginzburg (3)	Green (4)	Soreq (5)	Jones (6)	Kremke (7)
Severance Payment	$6,029,500	$1,300,000	$1,125,000	$1,062,500	$825,000	$700,000
COBRA	$29,269	$19,513	$19,513	$19,513	$19,513	$19,513
Accrued/Unused Vacation	$115,952	$73,846	$124,615	$111,154	$51,923	$33,654
Accelerated RSUs	$1,074,268	$133,282	$160,441	$128,755	$49,759	$144,150
Accelerated PRSUs	$4,720,923	$505,107	$596,979	$429,262	$145,209	$177,749
Accelerated SARs	-	-	-	-	-	-
TOTAL	$11,969,912	$2,031,748	$2,026,549	$1,751,184	$1,091,403	$1,075,066

Change-In-Control (8)	Yemin (9)	Ginzburg (10)	Green (11)	Soreq (12)	Jones (13)	Kremke (7)
Severance/Change-In-Control Payment	$8,363,500	$1,640,000	$1,912,500	$1,806,250	$1,425,000	-
COBRA	$29,269	$19,513	$19,513	$19,513	$19,513	-
Accrued/Unused Vacation	$115,952	$73,846	$124,615	$111,154	$51,923	-
Accelerated RSUs	$3,196,851	$381,538	$466,402	$417,817	$200,006	-
Accelerated PRSUs	$7,497,576	$799,489	$962,613	$772,397	$298,618	-
Accelerated Options/SARs	-	-	-	-	-	-
TOTAL	$19,203,148	$2,914,386	$3,485,643	$3,127,131	$1,995,061	-

(1)
The "Termination of Employment" table assumes that (a) we terminated the NEO’s employment without cause effective December 31, 2019 when the fair market value of our Common Stock was $33.53 per share, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PRSUs at target quantities), and (d) the vesting of equity awards under the Logistics LTIP were not accelerated because the Logistics GP board is not bound by the employment agreements with our NEOs.

(2)	Assumes acceleration of 32,039 unvested RSUs and 140,797 unvested PRSUs.
(3)
On February 25, 2020, Mr. Ginzburg notified the Company that he would be leaving to pursue other opportunities. The amounts shown for accelerated equity awards assumes acceleration of 3,975 unvested RSUs and 15,064 unvested PRSUs.

(4)	Assumes acceleration of 4,785 unvested RSUs and 17,804 unvested PRSUs.
(5)	Assumes acceleration of 3,840 unvested RSUs and 12,802 unvested PRSUs.
(6)	Assumes acceleration of 1,484 unvested RSUs and 4,331 unvested PRSUs.
(7)
Mr. Kremke terminated his employment with us on March 31, 2019, and the amounts shown in the table reflect the amounts that were actually paid in connection with his departure. This includes the acceleration of 3,958 unvested RSUs and 5,301 unvested PRSUs per employment agreement as of March 31, 2019 termination. No amounts are shown in the Change-in-Control table because employment actually terminated in 2019.

(8)
The "Change-In-Control" table assumes that an “exchange transaction” (as described under the heading "2006 Long-Term Incentive Plan" below) and "change in control" (as described under the heading "2016 Long-Term Incentive Plan" below) occurred on December 31, 2019 when the fair market values of our Common Stock and Delek Logistics' common units were $33.53 per share and $31.96 per unit, respectively, and, as a result, the NEO's employment is terminated and our Board and the Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PRSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).

(9)	Assumes acceleration of 95,343 unvested RSUs and 223,608 unvested PRSUs.
(10)	Assumes acceleration of 11,379 unvested RSUs and 23,844 unvested PRSUs.
(11)	Assumes acceleration of 13,910 unvested RSUs and 28,709 unvested PRSUs.
(12)	Assumes acceleration of 12,461 unvested RSUs and 23,036 unvested PRSUs.
(13)	Assumes acceleration of 5,965 unvested RSUs and 8,906 unvested PRSUs.

DELEK US HOLDINGS, INC.	36

Narrative to the Potential Payments Upon Termination or Change-In-Control Tables

Yemin Employment Agreement
The Yemin Agreement contains certain provisions relating to the termination of his employment. If Mr. Yemin’s employment is terminated by the Company without Cause (as defined in the Yemin Agreement) or is terminated by Mr. Yemin for Good Reason (as defined in the Yemin Agreement) other than in the context of a Change in Control (as defined in the Yemin Agreement), Mr. Yemin will be entitled to receive (i) an amount equal to the product of (A) the sum of Mr. Yemin’s base salary and target annual bonus, in each case as in effect immediately prior to the notice of termination (the “Yemin Separation Base Amount”) and (B) two; (ii) the costs of continuing COBRA health insurance coverage for Mr. Yemin’s family for 18 months following termination (the “Yemin Health Benefit Continuation”); (iii) the annual bonus to which Mr. Yemin would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year (the “Yemin Post-Employment Annual Bonus”); and (iv) the immediate vesting of unvested equity awards granted to Mr. Yemin under the Company’s long-term incentive plans but, in the case of performance awards, only to the extent that the applicable performance period has elapsed through the date of termination and, in the case of other awards, only to the extent that the awards would have otherwise vested within six months following the date of termination.

The Yemin Agreement also contains a "double trigger" change in control provision. If within two years following a Change in Control Mr. Yemin’s employment is terminated by the Company other than for Cause or by Mr. Yemin for Good Reason, Mr. Yemin will be entitled to receive (i) an amount equal to the product of the Yemin Separation Base Amount multiplied by three; (ii) the Yemin Health Benefit Continuation; (iii) the Yemin Post-Employment Annual Bonus; and (iv) the immediate vesting of all unvested equity awards granted to Mr. Yemin under the Company’s long-term incentive plans.

The Yemin Agreement also provides Mr. Yemin with the option to purchase his residence from us following the termination of his employment (other than termination for Cause) for 18 months following the termination. Under the terms of the option, Mr. Yemin may purchase the residence at a price equal to the fair market value of the residence at the time of purchase. We do not believe that the option would have provided a quantifiable benefit to Mr. Yemin if he had exercised the option on December 31, 2019 because the option does not allow him to purchase the residence at less than fair market value.

If Mr. Yemin’s employment terminates because of his death, he will not be entitled to the Yemin Separation Base Amount. However, he would receive the Yemin Health Benefit Continuation, the Yemin Post-Employment Annual Bonus, and the immediate vesting of unvested equity awards granted to Mr. Yemin under the Company’s long-term incentive plans but, in the case of performance awards, only to the extent that the applicable performance period has elapsed through the date of termination and, in the case of other awards, only to the extent that the awards would have otherwise vested within six months following the date of termination. Also, pursuant to our standard policies, Mr. Yemin’s beneficiaries would receive a death benefit equal to 1.5 times Mr. Yemin’s salary at the time of death. Please see the narrative discussion following the Summary Compensation Table and Grants of Plan Based Awards in 2019 table in this Proxy Statement for further discussion of the material terms of the Yemin Agreement.

Ginzburg Employment Agreement
On February 25, 2020. Mr. Ginzburg notified the Company that he would be leaving to pursue other opportunities. Mr. Ginzburg's employment agreement (the "Ginzburg Agreement") contained provisions provided certain benefits to him upon the termination of his employment or a change in control. Upon the termination of his employment by the Company without Cause (as defined in the Ginzburg Agreement) or by Mr. Ginzburg for Good Reason (as defined in the Ginzburg Agreement) other than in the context of a Change in Control (as defined in the Ginzburg Agreement), Mr. Ginzburg would have been entitled to receive (i) an amount equal to the sum of $375,000 and his target annual bonus as in effect on November 2, 2016 (the “Ginzburg Separation Payment”) multiplied by 1.5, (ii) the costs of continuing COBRA health insurance coverage for Mr. Ginzburg’s family for 12 months following termination (the “Ginzburg Health Benefit Continuation”), (iii) the annual bonus to which Mr. Ginzburg would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year (the “Ginzburg Post-Employment Annual Bonus”), and (iv) the immediate vesting of unvested equity awards granted to Mr. Ginzburg under the Company’s long-term incentive plans but, in the case of performance awards, only to the extent that the applicable performance period has elapsed through the date of termination and, in the case of other awards, only to the extent that the awards would have otherwise vested within six months following the date of termination. If within two years following a Change in Control (as defined in the Ginzburg Agreement) Mr. Ginzburg's employment would have been terminated by the Company other than for Cause (as defined in the Ginzburg Agreement) or by Mr. Ginzburg for Good Reason (as defined in the Ginzburg Agreement), Mr. Ginzburg would have been entitled to receive (i) an amount equal to the Ginzburg Separation Payment multiplied by two, (ii) the Ginzburg Health Benefit Continuation, (iii) the Ginzburg Post-Employment Annual Bonus and (iv) the immediate vesting of all unvested equity awards granted to Mr. Ginzburg under the Company’s long-term incentive plans.

DELEK US HOLDINGS, INC.	37

Green, Jones and Soreq Employment Agreements
We also have employment agreements (the "Agreements") with Messrs. Green and Soreq and Ms. Jones which may provide certain benefits to them upon the termination of their employment or a change in control. Upon the termination of his or her employment by the Company without Cause (as defined in the Agreements) or by the executive for Good Reason (as defined in the Agreements) other than in the context of a Change in Control (as defined in the Agreements), the terminated executive will be entitled to receive (i) an amount equal to the sum of the executive’s base salary and target annual bonus, in each case as in effect immediately prior to the notice of termination (the “Separation Base Amount”), (ii) the costs of continuing COBRA health insurance coverage for the executive’s family for 12 months following termination (the “Health Benefit Continuation”), (iii) the annual bonus to which the executive would have otherwise been entitled if his or her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year (the “Post‑Employment Annual Bonus”), and (iv) the immediate vesting of unvested equity awards granted to the executive under the Company’s long-term incentive plans but, in the case of performance awards, only to the extent that the applicable performance period has elapsed through the date of termination and, in the case of other awards, only to the extent that the awards would have otherwise vested within six months following the date of termination. If within two years following a Change in Control (as defined in the Agreements) the executive's employment is terminated by the Company other than for Cause (as defined in the Agreements) or by the executive for Good Reason (as defined in the Agreements), the terminated executive will be entitled to receive (i) an amount equal to the Separation Base Amount multiplied by two, (ii) the Health Benefit Continuation, (iii) the Post-Employment Annual Bonus and (iv) the immediate vesting of all unvested equity awards granted to the executive under the Company’s long-term incentive plans.

2006 Long-Term Incentive Plan
Under the 2006 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

If an “exchange transaction” (as defined in the 2006 Plan) occurs with respect to our Common Stock, then, unless other arrangements are made, unvested awards granted under the 2006 Plan may be treated under either of two alternatives. Such unvested awards may be converted into economically equivalent awards with respect to the stock of the acquiring or successor company, or they may become fully vested and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out). Subject to the above, the disposition of unvested awards under the 2006 Plan in the event of an exchange transaction will be determined by our Board, in its discretion. For the purposes of the 2006 Plan, an “exchange transaction” includes certain mergers or other transactions which result in the holders of our Common Stock receiving cash, stock or other property in exchange for or in connection with their shares of our Common Stock. For an illustration of the value of accelerated equity awards under the 2006 Plan and the Logistics LTIP assuming that an exchange transaction occurred on December 31, 2019, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

2016 Long-Term Incentive Plan
Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

DELEK US HOLDINGS, INC.	38

For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 31, 2019, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

Chief Executive Officer Pay Ratio

The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.

Ratio and Methodology
For 2019, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$63,371
Annual total compensation of our Chief Executive Officer, as reported below in the 2019 Summary Compensation Table:	$9,060,908
CEO Pay Ratio:	143:1

(1)	Excludes our Chief Executive Officer.

CEO pay ratio, excluding the "Excluded Employees" addressed below:

Annual total compensation of our median employee (1):	$135,304
Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$9,060,909
CEO Pay Ratio:	67:1

(1)	Excludes our Chief Executive Officer and the employees referenced under "Excluded Employees" below.

To determine the median employee, we prepared a list of all active employees as of December 31, 2019 (other than our Chief Executive Officer and, as applicable, the employees referenced under "Excluded Employees" below), and, for that population, calculated 2019 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2019 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the “ Summary Compensation Table” above.

Excluded Employees
As permitted by the SEC rules requiring disclosure of our CEO pay ratio and in the interest of providing an additional disclosure that investors and other stakeholders may find meaningful, we have provided an alternative CEO pay ratio that excludes our retail level employees. We estimate that we had approximately 1,509 retail level employees as of December 31, 2019. As our retail operations rely on a large labor pool of retail employees who work fewer hours and are compensated at lower levels, on a relative basis, than employees working in traditional downstream refining jobs, our median employee determined without excluding retail level employees is likely not similar in terms of job function or compensation level to the median employee of other domestic U.S. refiners who do not have significant retail operations.

DELEK US HOLDINGS, INC.	39

PROPOSAL 2:    ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve every one, two or three years, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.

Our Board determined in 2017 that our stockholders should vote on an advisory say-on-pay proposal every year, consistent with the preference expressed by our stockholders at the 2017 Annual Meeting of Stockholders.

We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”

Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, in which a quorum being present is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “FOR” the approval of the above resolution.

DELEK US HOLDINGS, INC.	40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 19, 2020, (i) the beneficial ownership of our Common Stock and common units representing limited partnership interests in Delek Logistics Partners, LP ("Delek Logistics") by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the "NEOs"), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 7102 Commerce Way, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percentage of Common Units (2)
CVR Energy Stockholders (3)	10,911,880	(3)	14.8%	n/a	n/a
The Vanguard Group	8,795,590	(4)	12.0%	n/a	n/a
BlackRock, Inc.	5,553,660	(5)	7.6%	n/a	n/a
Dimensional Fund Advisors LP	5,017,904	(6)	6.8%	n/a	n/a
Directors, Director Nominees and NEOs:
Ezra Uzi Yemin (7)	722,037		*	267,522	1.1
William J. Finnerty	19,881		*	—	*
Richard J. Marcogliese	2,000		*	—	*
Gary M. Sullivan, Jr.	20,376		*	10,188	*
Vicky Sutil	2,617		*	—	n/a
David Wiessman	56,307		*	—	n/a
Shlomo Zohar	12,981		*	—	n/a

Assaf Ginzburg (8)	28,533		*	16,510	*
Frederec C. Green (9)	122,060		*	68,552	*
Regina Jones	2,654		*	—	n/a
Louis LaBella	3,276		*	—	n/a
Avigal Soreq (10)	19,267		*	—	n/a
Kevin L. Kremke (11)	21,191		*	—	n/a
All directors, director nominees, NEOs and executive officers as a group (13 persons)	1,033,200		1.4%	362,772	1.5%

*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.

(1)
For purposes of this table, a person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after March 19, 2020. For stock options and time-vested RSUs, we report shares equal to the number of Options or RSUs that are vested or that will vest within 60 days of March 19, 2020. For SARs, we report the shares that would be delivered upon exercise of SARs that are vested or that will vest within 60 days of March 19, 2020 (which is calculated by multiplying the number of SARs by the difference between $11.53, the closing price of our Common Stock on March 11, 2020, and the exercise price divided by $11.53. For units under the Logistics LTIP, we report the units that are vested or that will vest within 60 days of March 19, 2020. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after March 19, 2020 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

DELEK US HOLDINGS, INC.	41

(2)
Percentage of our Common Stock is based upon 73,514,393 issued and outstanding shares on March 19, 2020 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 24,425,625 common units representing limited partner interests and 498,482 general partner units issued and outstanding on February 21, 2020.

(3)
Beneficial ownership information is based on a Schedule 13D filed with the SEC on March 19, 2020. The Schedule 13D was filed by CVR Energy, Inc. (“CVI”), IEP Energy LLC (“IEP Energy”), IEP Energy Holding LLC (“Energy Holding”), American Entertainment Properties Corp. (“AEP”), Icahn Building LLC (“Building”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”) and Carl C. Icahn (collectively, the “CVR Energy Stockholders”). The CVR Energy Stockholders report that, as of March 19, 2020, they may be deemed to be the beneficial owners of, in the aggregate, 10,991,880 shares of Common Stock, including 372,000 shares underlying a forward contract. The CVR Energy Stockholders further report that CVI had sole voting power and sole dispositive power with respect to 10,911,880 shares, including 372,000 shares underlying a forward contract, and each of IEP Energy, Energy Holding, AEP, Building, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn may be deemed to have shared voting power and shared dispositive power with respect to 10,911, 880 shares, including 372,000 shares underlying a forward contract. The CVR Energy Stockholders report that IEP Energy holds approximately 71% of the outstanding common stock of CVI. The CVR Energy Stockholders also report that Icahn Enterprises is the sole member of Building, which is the sole stockholder of AEP, which is the sole member of Energy Holding, which is the sole member of IEP Energy. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Mr. Icahn is the sole stockholder of Beckton. In addition, Mr. Icahn is the indirect holder of approximately 92.0% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings. The principal business address of CVI is 2277 Plaza

(4)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 71,848 shares, sole dispositive power with respect to 8,716,702 shares, shared voting power with respect to 16,758 shares and shared dispositive power with respect to 78,888 shares.

(5)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc. with an address of 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. has sole voting power with respect to 5,323,991 shares and sole dispositive power with respect to all shares.

(6)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP with an address of Building One, 6300 Bee Cave Road, Austin, Texas 78746. Dimensional Fund Advisors LP has sole voting power with respect to 4,890,865 shares and sole dispositive power with respect to all shares.

(7)
426,885 shares of our Common Stock and 155,170 of Delek Logistics Partners LP's units are held of record by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner. Additionally, of the Delek Logistics common units owned, 97,000 are pledged as security for a full recourse loan.

(8)	Of the Delek Logistics common units owned, 16,510 are pledged as security for a full recourse loan.
(9)	Of shares of our Common Stock owned, 29,500 are pledged as security for a full recourse loan.
(10)	Of shares of our Common Stock owned, 7,500 are pledged as security for a full recourse loan.
(11)	Beneficial ownership for Mr. Kremke, our former chief financial officer, is based on his most recent Form 4 filing with the SEC.

DELEK US HOLDINGS, INC.	42

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our executive officers and directors and persons who own more than ten percent of our Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership of our Common Stock and changes in their ownership with the SEC. Executive officers, directors and persons owning more than ten percent of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and written representations that no other reports were required for or by those persons, we believe that, during the year ended December 31, 2019, all filing requirements applicable to our executive officers, directors and owners of more than ten percent of our Common Stock were met except for the following filings:

On March 13, 2019, Mr. Ezra Uzi Yemin reported the settlement of 206,538 performance-based and time-vesting restricted stock units and the related disposition of 7,682 shares of common stock to the Company to satisfy tax withholding obligations, which occurred on March 10, 2019.

DELEK US HOLDINGS, INC.	43

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Approval Policy for Related Party Transactions

The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.

The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.

DELEK US HOLDINGS, INC.	44

AUDIT COMMITTEE REPORT

Overview

The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The board has designated Mr. Sullivan as the Audit Committee Financial Expert under the guidelines of the SEC. In January 2019, the Audit Committee was comprised of Messrs. Sullivan (chair), Jordá and Zohar. Following Mr. Jordá’s departure from the Board in August 2019, Ms. Sutil was appointed to the Audit Committee. In February 2020, Mr. Marcogliese was appointed to the Audit Committee.

Responsibilities

Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP ("Ernst & Young"), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.

Activities in 2019

During 2019, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

•
Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with the Audit Committee.

•
Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning independence. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.

•
Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments, merger integration and other financial matters.

•
Held private sessions at each regularly scheduled meeting with the Chief Executive Officer, the Chief Financial Officer, the head of Internal Audit Services, the General Counsel and Ernst & Young regarding candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.

•
Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.

•
Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.

•
Discussed the Company’s ERM program including periodic updates on significant risks and the Company’s response to such risks; provided, however, oversight of the ERM program was moved to the Board in the fourth quarter of 2019.

•	Reviewed the Company’s information technology activities and cyber security plan until oversight was moved to the Board in the fourth quarter o 2019.

•	Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.

2019 Audited Financial Statements

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Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.

The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:

•	The reasonableness of significant accounting judgments and estimates,

•	The clarity and completeness of disclosures in the financial statements,

•	The quality, not just the acceptability, of the accounting principles,

•	The auditor's report on the effectiveness of internal control over financial reporting,

•	The auditor's report on the financial statements including Critical Audit Matters,

•
Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and

•	Management’s representations and certifications regarding the financial statements and internal control over financial reporting.

Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Members of the Audit Committee
Gary M. Sullivan, Jr., Chair
Richard J. Marcogliese
Vicky Sutil
Shlomo Zohar

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Set forth below are the fees paid for the services of Ernst & Young:

	December 31,
	2019	2018
Audit Fees (1)	$4,077,161	$3,626,918
Audit-related fees (2)	8,000	1,995
Tax fees (3)	—	873,144
All other fees	—	—
Total	$4,085,161	$4,502,057

(1)
Audit fees consisted of services rendered to us or certain of our subsidiaries. Such audit services include audits of financial statements and internal controls over financial reporting, reviews of our quarterly financial statements, audit services related to acquisitions and dispositions, our regulatory filings and other transactions during the year.

(2)	Fees for audit-related matters billed in 2018 consist of subscription services to access accounting and financial reporting research materials.

(3)	Fees for tax services billed in 2019 and 2018 consisted primarily of consultations on various tax matters related to us and our subsidiaries and certain tax compliance related activities.

The Audit Committee has considered and determined that the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.

Pre-Approval Policies and Procedures.  In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2019, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 3:    RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2020

The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020 including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:

•	Ernst & Young’s historical and recent performance including input from Audit Committee members, other independent directors and our management.

•	Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.

•	A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.

•	Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.

•
Ernst & Young’s tenure as our independent auditor and the benefits of continuity of members of the engagement team. Continuity provides institutional knowledge and experience in performing the audit of the Company.

•	Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.

In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the concurring partner including periodic rotation of such partners; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.

We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2020 fiscal year. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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PROPOSAL 4:    TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER

In 2016, the Board adopted and our stockholders approved the 2016 Plan. The 2016 Plan initially authorized the issuance of up to 4,400,000 shares of Common Stock. In 2018, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 4,500,000 shares of Common Stock. At the Annual Meeting, we are seeking stockholder approval in order to further amend the 2016 Plan to increase the number of shares of our common stock available for issuance thereunder by 2,120,000 shares. Capitalized terms used in this Proposal 4 but not defined herein shall have the meaning ascribed to such terms in the 2016 Plan.

Purpose of the Plan and Reasons for the Proposed Amendment

We are seeking stockholder approval of an amendment to increase the number of shares of Common Stock issuable pursuant to the 2016 Plan by 2,120,000 shares. As of March 11, 2020, there were approximately 294,382 shares remaining available for issuance under the 2016 Plan. In determining to propose this increase in shares, the Board has taken into consideration that the proposed increase would represent only a small percentage of the total shares of Common Stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies.

The 2016 Plan is designed to attract and retain nonemployee directors, employees and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2016 Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees, non-employee directors and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2016 Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.

The terms of the 2016 Plan are summarized below, and the full text of the 2016 Plan is set forth as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on June 1, 2016. The full text of the proposed amendment to the 2016 Plan is set forth as Appendix A to this Proxy Statement. It is intended that awards under the 2016 Plan will comply with or are exempt from Section 409(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is further intended that any incentive stock options awarded under the 2016 Plan will comply with Section 422 of the Code.

Summary of the 2016 Plan

Eligibility
Our employees, non-employee directors and consultants are eligible to receive awards under the 2016 Plan at the discretion of the Board or its designated committee. As of March 11, 2020, we had six executive officers, approximately 1,523 employees and six non-employee directors eligible to receive awards under the 2016 Plan.

Administration and Authority
The 2016 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer the 2016 Plan, currently the Compensation Committee (the “Committee”). The Committee has authority to, among other things:

•	Interpret the 2016 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2016 Plan pursuant to its terms;

•	Determine the exercise price of awards and the dates on which they become exercisable;

•	Provide for the extension of the exercisability of an Employee Award or Consultant Award;

•	Accelerate the vesting or exercisability of an Employee Award or Consultant Award;

•	Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;

•
Waive any restriction or other provision of the 2016 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and

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•
Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2016 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2016 Plan.

The Board has the same power, duties and authority to administer the 2016 Plan with respect to Director Awards as the Committee has with respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.

Shares Available Under the 2016 Plan
Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) are counted against the 2016 Plan's overall share limit as 2.28 shares for each share subject to such award. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2016 Plan are subject to adjustment to reflect certain transactions and events specified in the 2016 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, shares forfeited or repurchased under the 2016 Plan and shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an award will again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Additionally, only the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option count against the 2016 Plan's overall share limit.

Awards
At the discretion of the Committee, participants may be granted awards under the 2016 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards and other forms of stock-based awards.

Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2016 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2016 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.

SARs. A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.

Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2016 Plan.

RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However,

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the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2016 Plan.

Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents (either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.

Cash Awards. The 2016 Plan also provides for the granting of cash awards to employees, consultants and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2016 Plan will be determined by the Committee.

Performance Awards. Under the 2016 Plan, we are permitted to condition the grant, exercise, vesting or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of specified performance goals. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee. A performance goal established in connection with an award must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain, but not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on business criteria such as total revenue, operating income, and cash flow, among other things.
Performance goals may be applied to a participant, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:

•	total revenue or any key component thereof;

•
operating income, pre-tax or after-tax income from continuing operations; earnings before interest, taxes and amortization (i.e., EBITA); earnings before interest, taxes, depreciation and amortization (i.e., EBITDA); or net income;

•	cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);

•	earnings per share or earnings per share from continuing operations (basic or diluted);

•	return on capital employed, return on invested capital, return on assets or net assets;

•	after-tax return on stockholders’ equity;

•	economic value created;

•	operating margins or operating expenses;

•	value of the Common Stock or total return to stockholders;

•	value of an investment in the Common Stock assuming the reinvestment of dividends;

•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, cost targets, environmental goals, safety goals, asset utilization goals, ethics and compliance goals, management of employment practices and employee benefits, supervision of litigation, information technology goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) hedging activities.

Award Limitations

Employee Awards. Under the 2016 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $5,000,000.

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Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please read the narrative discussion under the caption "Director Compensation" in this Proxy Statement.

Deferred Payment
At the discretion of the Committee, amounts payable in respect of awards granted under the 2016 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

Timing and Pricing of Equity Awards
Our practice under the 2016 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.

We intend to continue our practices with respect to the timing and pricing of equity awards under the 2016 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Minimum Vesting
All awards of options and SARs under the 2016 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2016 Plan may be used for awards of options and SARs that have a vesting period of less than one year.

Change in Control
The 2016 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

Adjustments, Amendment and Termination
The 2016 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2016 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2016 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2016 Plan will not be repriced without the prior approval of our stockholders.

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Transferability
No award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

Claw-back
Awards are subject to claw-back to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.

Stock Ownership Requirements
Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”

Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2016 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control

DELEK US HOLDINGS, INC.	53

over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2016 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than grandfathered amounts) for any individual who is our CEO, CFO or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2016 Plan.

Tax Withholding
The Company or its designated third party administrator have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2016 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.

Section 409A
The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

New Plan Benefits
Awards granted under the 2016 Plan will be subject to the Committee's discretion, subject to the terms of the 2016 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2016 Plan are not currently determinable.

During the fiscal year ended December 31, 2019, we granted awards under the 2016 Plan to our employees (including our NEOs) and nonemployee directors as reflected in the 2019 Grants of Plan Based Awards Table and the 2019 Director Compensation Table, respectively, in this Proxy Statement.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the amendment to the 2016 Plan. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

The Board of Directors recommends a vote “FOR” the amendment of the 2016 Plan to increase the number of shares available for issuance thereunder.

DELEK US HOLDINGS, INC.	54

Equity Compensation Plan Information

As of March 11, 2020, there were approximately 294,382 shares available for issuance under the 2016 Plan.

The following table provides information as of December 31, 2019, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,468,262 (1)	33.40 (2)	5,798,669 (1)(3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	1,468,262	$33.40	5,798,669

(1)
At December 31, 2019, 1,442,875 SARs outstanding under our 2006 Plan, the 2016 Plan and the Alon 2005 Long-Term Incentive Plan (the “Plans”) were at base prices above the 33.53 fair market value of our Common Stock on that date. For purposes of column (a), we included the number of shares that would have been issued to settle all outstanding SARs at December 31, 2019, calculated to be 355,420, which is determined based on the difference between the exercise price of the SAR and the market price of our Common Stock at December 31, 2019. The number of shares that have been excluded from column (c) totaled 320,248 and related to the assumed exercise of SARs as of December 31, 2019 under the 2016 Plan and the Alon 2005 Long-Term Incentive Plan, as column (c) excludes the 2006 Plan (as we are no longer issuing awards under that Plan).

(2)	At December 31, 2019, 2,662,210 SARs/options were outstanding under the Plans at a weighted average exercise price of $41.20.
(3)
Consists of the number of securities available for future issuance under the 2016 Plan (4,756,827 shares as of December 31, 2019) and the Alon 2005 Long-Term Incentive Plan (1,041,842 shares as of December 31, 2019).

Burn Rate Information

The following table sets forth information regarding historical awards granted for the 2017 through 2019 fiscal years, and the corresponding rate of share usage, or burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted average common shares outstanding for that year, for each of the last three fiscal years. This table does not include transaction‑related shares issued in connection with the Company’s merger with Alon USA Energy, Inc. in 2017 (the “Delek/Alon Merger”).

	2019		2018	2017
Full Value Awards Granted (1)	662,146	(2)	440,896	578,765 (1)
Applicable ISS Multiplier	2.00		2.00	2.00
Total Adjusted Full Value Awards Granted (1)	1,324,292		881,792	1,157,530
SARs Granted	593,500		1,342,400	994,500 (2)
Total Awards Granted (1)	1,917,792		2,224,192	2,152,030
Weighted Average Common Shares Outstanding During the Fiscal Year	75,853,187		82,797,110	71,566,225
Annual Burn Rate	2.53%		2.69%	3.01%
Three-Year Average Burn Rate			2.74%

(1)	Excludes 35,270 shares of restricted stock granted under the Alon 2005 Long-Term Incentive Plan as a result of the Delek/Alon Merger.
(2)	Excludes 1,466,000 SARs granted under the Alon 2005 Long-Term Incentive Plan as a result of the Delek/Alon Merger.

DELEK US HOLDINGS, INC.	55

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

To be considered for inclusion in the Proxy Statement for our 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than November 26, 2020 for us to consider it for inclusion.

Stockholders who desire to present business at our 2021 Annual Meeting, without inclusion in the Proxy Statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than January 5, 2021, nor later than February 4, 2021, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

DELEK US HOLDINGS, INC.	56

APPENDIX A

SECOND AMENDMENT
TO THE
DELEK US HOLDINGS, INC.
2016 LONG-TERM INCENTIVE PLAN

THIS SECOND AMENDMENT TO THE DELEK US HOLDINGS, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Second Amendment”) is effective as of ______, 2020. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan (as defined below), and all section references shall refer to the Plan.

RECITALS
WHEREAS, Delek US Holdings, Inc. (the “Company”) currently awards long-term compensation to certain nonemployee directors, employees and consultants under its 2016 Long-Term Incentive Plan, as amended by that certain First Amendment dated as of May 8, 2018 (as amended, the “Plan”);

WHEREAS, the Plan reserves 8,900,000 shares of Common Stock for issuance in connection with awards granted thereunder;

WHEREAS, the Company desires to increase the number of shares of Common Stock reserved for issuance under the Plan by 2,120,000 shares;

WHEREAS, such increase requires the approval of the Company’s stockholders; and

WHEREAS, the Board, based upon the recommendation of the Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 5 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company, subject to the approval of the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders, to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 2,120,000 shares, from 8,900,000 shares to 11,020,000 shares, pursuant to this Second Amendment.

NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:

1.	Paragraph 4 of the Plan is deleted in its entirety and replaced with the following:

4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 11,020,000 shares of Common Stock (the “Maximum Share Limit”), all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 2.28 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Common Stock related to Awards under this Plan or the Prior Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder and the Maximum Share Limit shall be increased by the same amount as such shares of Common Stock were counted against the Maximum Share Limit (or with respect to Awards granted under the Prior Plan, as one share of Common Stock per share subject to the Award). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of the exercise price or minimum withholding taxes related to the vesting or settlement of an Award shall become available again for Awards under the Plan. For the avoidance of doubt, only the net number of shares of Common Stock issued on the settlement of a SAR or the net settlement of a Stock Option will count against the Maximum Share Limit. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum

DELEK US HOLDINGS, INC.	57

Share Limit or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.

2.
Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect. In the event of a conflict between this Second Amendment and the Plan, this Second Amendment shall control.

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the Plan, to be effective as of the date first written above.

DELEK US HOLDINGS, INC.

By: _______________________
Name:
Title:

DELEK US HOLDINGS, INC.	58

Delek US Holdings, Inc. 7102 Commerce Way Brentwood, TN 37027
VOTE BY INTERNET
Before the Annual Meeting – Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/DK2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELEK US HOLDINGS, INC. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1:

1	Election of Directors:	NOMINEES:
		1	Ezra Uzi Yemin
		2	William J. Finnerty
		3	Richard J. Marcogliese
		4	Gary M. Sullivan, Jr.
		5	Vicky Sutil
		6	David Wiessman
		7	Shlomo Zohar

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
☐	FOR ALL NOMINEES
☐	WITHHOLD ALL
☐	FOR ALL EXCEPT	_______________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 2, 3 AND 4:
			FOR	AGAINST	ABSTAIN
2	To adopt the advisory resolution approving the Company's executive compensation program for our named executive officers as described in the Proxy Statement;		☐	☐	☐
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year.		☐	☐	☐
4	To approve the amendment to the 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder.		☐	☐	☐
Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to virtually attend the 2020 Annual Meeting of Stockholders, you can be sure these shares are represented at the meeting by voting online or promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

Annual Meeting of Stockholders
May 5, 2020 1:00 p.m.
This proxy is solicited by the Board of Directors

Ezra Uzi Yemin and Frederec C. Green, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and resubstitution, are hereby authorized to represent and to vote all shares of common stock, par value $0.01 per share, of Delek US Holdings, Inc. held of record by the undersigned on March 11, 2020, at the Annual Meeting of Stockholders to be held on May 5, 2020, at 1:00 p.m., Central Daylight Savings Time, via live webcast at www.virtualshareholdermeeting.com/DK2020 ,and any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

(Continued and to be signed on the reverse side)